Exhibit 10.6

AUTOMATIC REINSURANCE AGREEMENT

NUMBER    :      2509-09AY10

between

AMERICAN LIFE AND SECURITY CORPORATION

8101 0 Street, Suite 101

Lincoln, Nebraska 68510

(The Ceding Company)

and

OPTIMUM RE INSURANCE COMPANY

1345 River Bend Drive, Suite 100

Dallas, TX 75247

(The Reinsurer)

Respecting policies described in SCHEDULE B, issued by AMERICAN LIFE AND SECURITY CORPORATION and reinsured on an Automatic and Facultative YRT basis from August 1, 2009.

TABLE OF CONTENTS

ARTICLE 1	:	REINSURANCE CEDED AND ACCEPTED

		1.1.	Automatic Reinsurance
		1.2.	Facultative Reinsurance
		1.3.	Currency
		1.4.	Capacity of Agreement

ARTICLE 2	:	PROCEDURES TO EFFECT REINSURANCE

		2.1.	Automatic Reinsurance
		2.2.	Facultative Application For Reinsurance

ARTICLE 3	:	LIABILITY

		3.1.	Automatic Reinsurance
		3.2.	Facultative Reinsurance on Policies Otherwise Subject to Automatic Reinsurance
		3.3.	All Other Facultative Reinsurance
		3.4.	Liability Limitations

ARTICLE 4	:	REINSURANCE AMOUNT AT RISK

		4.1.	Face Amount Basis
		4.2.	Net Amount at Risk Basis
		4.3.	Supplementary Benefits
		4.4.	Minimum Reinsured Risk Amount

ARTICLE 5	:	REINSURANCE PREMIUMS

		5.1.	Life Premiums
		5.2.	Standard Risks
		5.3.	Substandard Risks
		5.4.	Term Riders

ARTICLE 6	:	ALLOWANCES

		6.1.	Allowances
		6.2.	Premium Taxes

ARTICLE 7	:	GENERAL PROCEDURES

		7.1.	THE COMPANY’S Forms, Rates and Procedures
		7.2.	Inspection of Records
		7.3.	Errors and Omissions
		7.4.	Reserves
		7.5.	Reporting
		7.6.	Confidentiality

I

Table of Contents (Continued)

ARTICLE 8	:	ACCOUNTING AND BILLING

		8.1.	Reinsurance Premiums
		8.2.	Billing
		8.3.	Late Payment

ARTICLE 9	:	CHANGES AND ADJUSTMENTS

		9.1.	Change Information
		9.2.	Reductions
		9.3.	Increases
		9.4.	Reinstatements
		9.5.	Conversions
		9.6.	Underwriting Reassessment
		9.7.	Terminations
		9.8.	Policy Replacement
		9.9.	Cash Values
		9.10.	Policy Loans and Dividends
		9.11.	Reduced Paid Up and Extended Term
		9.12.	Recapture

ARTICLE 10	:	CLAIMS

		10.1.	Claims Liability
		10.2.	Notice
		10.3.	Authorization for Payment
		10.4.	Adjusted Amounts
		10.5.	Payment
		10.6.	Contest
		10.7.	Punitive Damages

ARTICLE 11	:	ARBITRATION

		11.1.	Principle
		11.2.	Arbitrators
		11.3.	Matters in Dispute
		11.4.	Procedures
		11.5.	Decision
		11.6.	Applicable Laws

ARTICLE 12	:	INSOLVENCY

		12.1.	Payment of Claims
		12.2.	Notice to OPTIMUM RE
		12.3.	Expenses
		12.4.	Right to Offset

ARTICLE 13	:	DEFERRED ACQUISITION COST TAX

II

Table of Contents (Continued)

ARTICLE 14	:	EXECUTION

		14.1.	Duration
		14.2.	Parties to the Agreement
		14.3.	Written Agreement
		14.4.	Change of Control/Assignment
		14.5.	Compliance
		14.6.	Signatures

SCHEDULES

SCHEDULE A	:	RETENTION AND REINSURANCE LIMITS

SCHEDULE B	:	PLANS REINSURED

SCHEDULE C	:	LIFE APPLICATION (FORM #ALSCAPP-1 (06-2009))

SCHEDULE D	:	AGE AND AMOUNT REQUIREMENTS

SCHEDULE E	:	PART	1	-	REINSURANCE APPLICATION

		PART	2	-	REINSURANCE ADVICE NOTICE

		PART	3	-	REINSURANCE CESSION FORM

SCHEDULE F	:	YRT RATES

		PART	1	-	MALE NONSMOKER	979.00

		PART	2	-	MALE SMOKER	980.00

		PART	3	-	FEMALE NONSMOKER	981.00

		PART	4	-	FEMALE SMOKER	982.00

III

By this Agreement, AMERICAN LIFE AND SECURITY CORPORATION, a corporation organized under the laws of the State of Nebraska, hereinafter referred to as “THE COMPANY”, and OPTIMUM RE INSURANCE COMPANY, a corporation organized under the laws of the State of Texas, hereinafter referred to as “OPTIMUM RE”, mutually agree to reinsure on the following terms and conditions.

DEFINITION  OF TERMS USED IN THIS AGREEMENT

Automatic Reinsurance	Shall mean reinsurance which must be ceded by THE COMPANY in accordance with the terms of this Reinsurance Agreement, and must be accepted by OPTIMUM RE.

Compensatory Damages	Shall mean the amounts awarded to compensate for the actual damages sustained, and not awarded as a penalty, nor fixed in amount by statute.

Facultative Reinsurance	Shall mean reinsurance which THE COMPANY has the option to cede and OPTIMUM RE has the option to accept or decline.

Insolvency	Shall mean the legal incapacity of a company to operate as declared by a court of competent jurisdiction.

Jumbo Risk	A jumbo risk is one where:

a.) the amount of Life insurance inforce, including any amounts to be replaced, as stated on the application or signed amendment, if any;
PLUS
b.) the new amount of Life insurance applied for in all companies;

exceeds the jumbo Limit specified in Schedule A.

Amounts to be replaced cannot be deducted from the amount of Life insurance inforce.

Amount of Life insurance is defined as the sum of the highest amounts of death benefit over the duration of each individual and group policy for this insured.

Policy	Shall mean the contract(s) of insurance issued by THE COMPANY in respect of which reinsurance is applied for and/or placed in whole or in part.

DEFINITION OF TERMS USED IN THIS AGREEMENT  (Continued)

Punitive Damages	Shall mean the damages awarded as a penalty, the amount of which is not governed, nor fixed by statute.

Reinsurance Cession	Shall mean the insurance transferred to OPTIMUM RE by THE COMPANY on a policy.

Reinsurance Cession Form	Shall mean the document outlining the particulars of the Reinsurance Cession such as name, date of birth, date of policy, plan, amount of policy, risk class, and reinsurance premium amount.

Statutory Penalties	Shall mean the amounts which are awarded as a penalty, but fixed in amount by statute.

ARTICLE 1  — REINSURANCE   CEDED AND   ACCEPTED

1. 1.         Automatic Reinsurance

On policies or riders covering U.S. or Canadian residents on plan(s) indicated in SCHEDULE B, when THE COMPANY retains its maximum retention as outlined in SCHEDULE A, THE COMPANY will automatically cede to OPTIMUM RE all excess coverages on Life and OPTIMUM RE will automatically accept these cessions up to the automatic reinsurance limits specified in SCHEDULE A for the portion of the alphabet covered by OPTIMUM RE. Acceptance of policies over the automatic reinsurance limit are subject to Article 1.2.

The following risks are not eligible for automatic coverage:

A.	A risk exceeding the automatic reinsurance limit, as specified in SCHEDULE A;

B.	A jumbo risk, as defined in the Definition of Terms;

C.	A risk where the complete underwriting evidence according to THE COMPANY’s published requirements, as specified in SCHEDULE D, has not been obtained;

D.	A risk where THE COMPANY’s normal underwriting standards were not applied;

E.	A policy not containing both a standard contestable period and a standard suicide exclusion;

F.	A risk where the substandard rating assessed by THE COMPANY exceeds Table 8 (300%), or its equivalent on any flat extra premium basis;

G.	A risk exceeding age 70;

H.	Any cession to be ceded to OPTIMUM RE at an effective date different from the original issue date of the policy;

I.	Conversion or replacement of policies where OPTIMUM RE is not the original reinsurer;

J.	A risk which has been currently or previously submitted to any reinsurer for underwriting assessment by THE COMPANY;

K.	A risk in which an MIB was not run on the application.

1.2.          Facultative Reinsurance

All cases not eligible for automatic coverage may be submitted to OPTIMUM RE facultatively.

1.3.          Currency

Reinsurance will be in U.S. dollars. Any other currency requires specific agreement between THE COMPANY and OPTIMUM RE.

1.4.          Capacity of Agreement

The maximum amount of reinsurance OPTIMUM RE will accept on a YRT basis under this Agreement is $4,000,000 per Life using the rates in SCHEDULE F.

This amount will be reduced by any amount already ceded to OPTIMUM RE under this or any other Agreement.

ARTICLE 2 - PROCEDURES TO EFFECT REINSURANCE

2.1.          Automatic Reinsurance

When the initial premium on a policy eligible for automatic reinsurance has been received by THE COMPANY, THE COMPANY shall, without delay, complete and send a Reinsurance Cession Form (SCHEDULE E, PART 3) to OPTIMUM RE.

2.2.          Facultative Application For Reinsurance

When facultative reinsurance is being applied for, THE COMPANY shall complete a Reinsurance Application Form provided by OPTIMUM RE (SCHEDULE E, PART 1) and send it along with any and all information it has on the risk; including specifically but not limited to, copies of the physicians’ statements, inspection reports, and other papers bearing on the insurability of the risk, even if this information is received after the final assessment of the risk.  THE COMPANY shall clearly indicate the amount of risk it wishes to reinsure, including any benefit.

Upon completion of underwriting, OPTIMUM RE shall promptly notify THE COMPANY of its decision and classification of the risk.

Any offer made by OPTIMUM RE will be valid for 90 days unless OPTIMUM RE accepts, in writing, a request to extend this period.

A.    Upon acceptance of OPTIMUM RE’s offer of facultative Reinsurance, THE COMPANY shall complete and send to OPTIMUM RE a Reinsurance Advice Notice (SCHEDULE E, PART 2).

B.    When the initial premium on a policy that involves facultative reinsurance is received by THE COMPANY, THE COMPANY will complete the same procedure as for Automatic Reinsurance in Article 2.1.

C.    If THE COMPANY does not accept OPTIMUM RE’s offer for reinsurance, THE COMPANY shall complete and send to OPTIMUM RE a Reinsurance Advice Notice (SCHEDULE E, PART 2).

ARTICLE 3 - LIABILITY

3.1.          Automatic Reinsurance

For automatic reinsurance under this Agreement, the liability of OPTIMUM RE shall commence and end simultaneously with that of THE COMPANY.

Prior to placement of the Policy with the insured, the liability of OPTIMUM RE is limited to:

A.    The lesser of:

i)       THE COMPANY’s liability under the Policy or Conditional Receipt, whichever applies, minus:

The COMPANY’s full normal retention for a standard risk at the Life insured’s age, less the total of all amounts currently retained by THE COMPANY on the Life insured under other policies.

ii)      The automatic reinsurance limit in this Agreement as described in SCHEDULE A.

B.    In no case shall OPTIMUM RE’s liability on that Life exceed $100,000.

3.2.          Facultative Reinsurance on   Policies Otherwise Subject to Automatic Reinsurance

When an underwriting assessment is requested, on policies otherwise subject to automatic reinsurance, OPTIMUM RE’s automatic liability, as specified in Article 3.1., is extended without charge until the first of the following dates:

A.    Another reinsurer’s offer is accepted;

B.    48 hours (2 working days) after OPTIMUM RE has declined the case;

C.    7 working days after OPTIMUM RE’s final assessment of the case; if not a decline;

D.    60 days after the application date.

Under facultative reinsurance, OPTIMUM RE’s liability will begin when OPTIMUM RE has been advised that its offer is accepted and the case has been placed unless the offer is standard in which event OPTIMUM RE’s liability will be the same as on automatic business. For cases ceded to OPTIMUM RE, OPTIMUM RE’s liability shall end with that of THE COMPANY.

3.3.          All Other Facultative Reinsurance

When an underwriting assessment is requested on a policy not otherwise reinsured automatically by OPTIMUM RE, OPTIMUM RE’s liability will begin when the following conditions have been met:

A.    OPTIMUM RE’s unconditional underwriting offer has been accepted;

B.    Such acceptance has been communicated to OPTIMUM RE in accordance with Article 2.2.A., in the time frame designated by OPTIMUM RE, during which such offer is valid; and

C.    The policy has been placed.

For cases ceded to OPTIMUM RE, OPTIMUM RE’s liability shall end with that of THE COMPANY.

3.4.          Liability Limitations

OPTIMUM RE’s liability may be more limited than described in this Article 3, as provided in specific Articles of this Agreement.

ARTICLE 4 - REINSURANCE AMOUNT AT RISK

4.1.          Face Amount Basis

When the reinsurer is participating in the accumulation of surrender values on a policy, or when there are no surrender values on a policy, the reinsurance amount shall be based on the face amount of the policy.

The overriding principle involved is that OPTIMUM RE and THE COMPANY will each continue to insure their original proportionate share of the initial face amount.

4.2.          Net Amount at Risk Basis

When the reinsurer does not participate in the surrender values on a policy, as in reinsurance based on YRT or cost of insurance rates, the reinsurance amount at risk shall be based on the death benefit less a fund which represents the savings element in the policies.

The overriding principle involved is that OPTIMUM RE and THE COMPANY will each continue to insure their original proportionate share of the net amount at risk.

Net Amounts at Risk will be defined as follows:

A.    Insurance With Cash Values

1.     Scheduled Face Amount and Cash Value

Amounts at risk will be projected for 10 year intervals (or until there is a scheduled change in face amount if less than 10 years). Cash values will be used to represent the fund at the end of an interval, and amounts at risk for each intervening year will be interpolated on a straight line basis.

2.     Variable Face Amount or Variable Cash Value

The amount at risk applicable to each policy year will be the projected amount at risk at the beginning of that policy year. Amounts at risk will be projected for five year intervals. Where an actual amount at risk diverges from an originally projected amount at risk by more than 10%, THE COMPANY may re-establish the projected schedule at the next policy anniversary for future amounts at risk. If the schedule is not amended, the existing established schedule will be used for determining premium and claims liabilities.

B.    Insurance Without Cash Values

This category should include policies where the cash values never exceed 10% of the face amount.

1.     Scheduled Face Amount

The amount at risk applicable to each policy year will be the face amount applicable at the beginning of the policy year.

2.     Variable Face Amount

The amount at risk applicable to each policy year will be the face amount projected to be applicable at the beginning of that policy year. Face amounts will be projected for five year intervals. Where actual face amounts diverge from the originally projected face amounts by more than 10%, THE COMPANY may re-establish the projected schedule at the next policy anniversary for future face amounts. If the schedule is not amended, the existing established schedule will be used for determining premium and claims liabilities.

4.3.          Supplementary Benefits

Supplementary Benefits, such as but not limited to the Waiver of Premium Benefit and the Accidental Death Benefit, shall not be reinsured under this Agreement.

4.4.          Minimum Reinsured Risk Amount

The minimum reinsured risk amount shall be $1,000. In the event that the reinsured risk amount reduces below the minimum, THE COMPANY will automatically recapture the risk on that policy anniversary.

ARTICLE 5 - REINSURANCE PREMIUMS

5.1.          Life Premiums

Until further notice, the reinsurance premiums based on the applicable reinsurance amount at risk as described in Article 4 and SCHEDULE B, shall be at the rates described in Articles 5.2. and 5.3.

OPTIMUM RE reserves the right to review and modify these reinsurance premiums.

5.2.          Standard Risks

Reinsurance premiums for standard risks are calculated using the rates shown in SCHEDULE F.

5.3.          Substandard Risks

The substandard extra reinsurance premium rate per $1,000 for one table (25% mortality) is 25% of the standard rate. The extra reinsurance premium for additional tables is the corresponding multiple of the extra reinsurance premium for one table.

When a flat extra premium is charged by THE COMPANY, a flat extra reinsurance premium is paid at the same rate and for the same period.

5.4.          Term Riders

If applicable, Term Riders may be reinsured by OPTIMUM RE on the same terms and conditions as the base plan, subject to Article 7.1. For riders where OPTIMUM RE reinsures the base policy, the cession fee, if any, will be waived; otherwise the appropriate fee will apply.

Substandard Spouse or Child Term Riders may not be reinsured under this Agreement.

ARTICLE 6 - ALLOWANCES

6.1.          Allowances

There are no allowances payable on the standard and substandard Life reinsurance premiums based on the YRT rates in SCHEDULE F.

Allowances on Flat Extra Premiums

On permanent (6 years or more) flat extra premiums:

1st year	:	75%

Renewals	:	10%

On other flat extra premiums :		10% each year

6.2.          Premium Taxes

OPTIMUM RE shall not reimburse THE COMPANY for state premium tax or any other tax levied on THE COMPANY.

ARTICLE  7 - GENERAL PROCEDURES

7.1.          THE COMPANY’s Forms, Rates, and Procedures

THE COMPANY will furnish OPTIMUM RE with at least two copies of its application forms, policy and rider forms, contingent insurance receipt, premium scales and any other document that can affect OPTIMUM RE’s liability and will keep OPTIMUM RE informed of any changes therein.

In addition, THE COMPANY will advise OPTIMUM RE of any changes to its procedures and rules that may affect OPTIMUM RE’s liability such as, but not limited to, age and amount underwriting requirements, policy settlement and reinstatement rules.

Compliance with this Article shall be a condition precedent to the liability of OPTIMUM RE.

7.2.          Inspection of Records

OPTIMUM RE shall have the right to inspect, make copies of, or reproduce, at any reasonable time, at the office of THE COMPANY, all books and documents relating to reinsurance under this Agreement.

7.3.          Errors and Omissions

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is shown to be unintentional and the result of administrative errors or omissions on the part of either THE COMPANY or OPTIMUM RE, both THE COMPANY and OPTIMUM RE shall be restored to the position they would have occupied had no such error or omission occurred. It is understood, however, that THE COMPANY shall be liable for amounts not reported for reinsurance due to the practice of consciously performing a limited alpha index search on their applications. This article shall not be construed to initiate OPTIMUM RE’s liability if any conditions of Article 3.2., 3.3., and 7.5. are not met.

This provision shall apply only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement and not to the administration of the insurance provided by THE COMPANY to its insured. Any negligent or deliberate acts or omissions by THE COMPANY regarding the insurance provided are the responsibility of THE COMPANY and its liability insurer, if any, but not that of OPTIMUM RE.

Furthermore, the deviating party will undertake to identify, through a prudent review of its records all other errors and omissions of the same or similar category and correct them within a mutually negotiated time frame.

If seven (7) years have elapsed since the error or oversight occurred, there will not be rectification as above, unless both OPTIMUM RE and THE COMPANY agree to such rectification.

7.4.          Reserves

OPTIMUM RE will establish appropriate reserves in accordance with the Standard Valuation Law in effect in Texas, on the portion of policies reinsured, and in force, as reported to OPTIMUM RE under this Agreement.

7.5.          Reporting

THE COMPANY shall promptly report all transactions to OPTIMUM RE. In particular, but not limited to, new business and terminations.

Should THE COMPANY encounter, or expect to encounter, delays in reporting its business; it shall promptly:

1.     Notify OPTIMUM RE of the situation; and

2.     Present OPTIMUM RE with a plan of action to correct the situation, including a time frame to solve the problem.

OPTIMUM RE, upon receipt of the above, may request that THE COMPANY:

1.     Make modifications to the plan;

2.     Pay estimated premiums for the duration of the reporting problem; and/or

3.     Report larger individual exposures manually, until the situation is resolved.

In any case where the above is not met, or if the plan is not accepted by both OPTIMUM RE and THE COMPANY, or when the plan is not adhered to; OPTIMUM RE reserves the right to deny liability on claims or limit refunds of reinsurance premiums.

7.6.                              Confidentiality

THE COMPANY and OPTIMUM RE agree that Customer and Proprietary Information will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by THE COMPANY. Proprietary Information includes, but is not limited to, business plans, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms. Furthermore, the specific terms and conditions of this Agreement, cannot be disclosed to any other party for competitive use, unless prior written approval is obtained.

Customer and Proprietary Information will not include information that:

a.   is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information  (the “Recipient”) ;

b.   is independently developed by the Recipient;

c.   is acquired by the Recipient from a third party not covered by a confidentiality agreement; or

d.   is disclosed under a court order, law or regulation.

The parties will not disclose such information to any other parties unless agreed to in writing, except as necessary for retrocession purposes, as requested by external auditors, as required by court order, or as required or allowed by law or regulation.

THE COMPANY acknowledges that OPTIMUM RE can aggregate data with other companies reinsured with OPTIMUM RE as long as the data cannot be identified as belonging to THE COMPANY.

ARTICLE 8 - ACCOUNTING AND BILLING

8.1.                              Reinsurance Premiums

The reinsurance premiums are due on the policy issue date and every subsequent anniversary date of the policy and payable to OPTIMUM RE on an annual basis regardless of how premiums are paid to THE COMPANY.

8.2.                              Individual Cession Billing

OPTIMUM RE will submit every month, to THE COMPANY, a listing of new business, changes and terminations, and a statement of amounts payable.

The net balance is due to OPTIMUM RE within 30 days of receiving the statement. If a balance is due to THE COMPANY, OPTIMUM RE will remit its payment with the statement.

8.3.                              Late Payment

Any overdue balance bears interest from the end of a 30-day period following receipt of the monthly billing.

The interest for the period from 30 to 60 days will be the then current annual prime interest rate of the JP Morgan Chase Bank, Dallas, Texas calculated on a monthly basis.

For each additional month, after 60 days that a balance remains unpaid, interest will be calculated using the above annual rate plus 2%.

The payment of reinsurance premiums shall be a condition precedent to the liability of OPTIMUM RE under this Agreement. If any premium remains unpaid for more than 60 days after the due date, OPTIMUM RE may send to THE COMPANY a formal demand for immediate payment. If THE COMPANY does not comply with this demand within 30 days, then OPTIMUM RE may cancel any unpaid reinsurance cessions for nonpayment of premium; however, any unpaid premiums to the time of cancellation would be due with interest.

THE COMPANY will not force cancellation under the provisions of this Article solely to circumvent the provisions regarding recapture in Article 9.12., or to transfer the reinsured policies to another reinsurer.

ARTICLE 9 - CHANGES AND ADJUSTMENTS

9.1.                              Change Information

THE COMPANY will keep OPTIMUM RE informed of any changes or adjustments affecting a reinsured case. If a change affects either premiums or allowances, or amount at risk, THE COMPANY will provide OPTIMUM RE with the necessary information to complete a modified Reinsurance Cession Form.

9.2.                              Reductions

If a policy is changed in any way that results in a reduction in the amount of insurance on any policy, the amount of reinsurance on that policy will be reduced proportionately.

If a Life has multiple policies and one or more are terminated or reduced, the reinsurance on remaining policies for that same Life that are reinsured under this Agreement will not be reduced to allow THE COMPANY to fill its retention.

If more than one reinsurer has a cession on that policy, each reinsurer’s cession will be reduced proportionately.

9.3.                              Increases

If an increase in insurance is requested on an existing policy that is reinsured with OPTIMUM RE, underwriting evidence, satisfactory to OPTIMUM RE, will be obtained for OPTIMUM RE’s approval. This does not apply to increases on automatic cessions where all automatic conditions specified in Article 1.1. are met.

Any such increase shall be subject to the same contestable period and suicide clause that a newly issued policy contains.

9.4.                              Reinstatements

If a policy automatically reinsured with OPTIMUM RE lapses and is subsequently reinstated under THE COMPANY’s regular rules, the reinsurance will be automatically reinstated for the same amount, subject to all automatic conditions specified in Article 1.1., upon receipt by OPTIMUM RE of written notice of the reinstatement. All other reinstatement requests shall be submitted to OPTIMUM RE for its approval before THE COMPANY can reinstate such policy.

THE COMPANY shall pay all reinsurance premiums in arrears for the same period THE COMPANY received premiums in arrears under its policy, including interest, if any.

9.5.                              Conversions

Conversions are not applicable or reinsured under this Agreement.

9.6.                              Underwriting Reassessment

If, on facultative cases, following the consideration of new underwriting evidence, THE COMPANY agrees to reassess the risk, then THE COMPANY shall request a new underwriting assessment from OPTIMUM RE.

9.7.                              Terminations

At termination of a policy, other than death, all premiums and allowances, excluding cession fees, are adjusted pro rata for the period of coverage.

In the event of termination by death, there will be no adjustment of premiums.

9.8.                              Policy Replacement

If a policy replacement results in new reinsurance with OPTIMUM RE, then OPTIMUM RE will benefit from a full contestable period and suicide exclusion starting from the new policy commencement date as provided by the law of the state in which the policy is issued.

If a policy reinsured with OPTIMUM RE is replaced by a policy on a plan reinsured with another reinsurer, THE COMPANY shall maintain the coverage with OPTIMUM RE up to the existing amount.

Policy replacement to an Annual Renewable Term product will not be reinsured under this Agreement unless specifically agreed to by OPTIMUM RE.

9.9.                              Cash Values

OPTIMUM RE will not participate in the payment of cash values.

9.10.                        Policy Loans and Dividends

OPTIMUM RE will not participate in policy loans or dividends.

9.11.                        Reduced Paid Up and Extended Term

If a Reduced Paid Up or Extended Term option is selected by the policyholder, OPTIMUM RE will continue to reinsure its proportionate share of the policy.

For policies where OPTIMUM RE does not participate in surrender value accumulation, reinsurance premiums will be calculated on a point and scale basis using the YRT rates in SCHEDULE F and the Net Amount at Risk will be calculated according to Article 4 and SCHEDULE B.

9.12.                        Recapture

Recapture will not be permitted under this Agreement unless explicitly approved by OPTIMUM RE, except as stated in Article 4.4.

ARTICLE 10 - CLAIMS

10.1.                        Claims Liability

OPTIMUM RE will be liable to THE COMPANY for the benefits reinsured hereunder to the same extent as THE COMPANY is liable to the insured for such benefits, and all reinsurance will be subject to the terms and conditions of the policy under which THE COMPANY is liable. OPTIMUM RE will also be liable for its proportionate share of interest on payment of the claim at the usual interest rate allowed by THE COMPANY.

10.2.                        Notice

THE COMPANY will give OPTIMUM RE prompt notice of any claim. Copies of notification, claim papers and proofs will be furnished to OPTIMUM RE within ten (10) working days of having been received by THE COMPANY.

For risks where OPTIMUM RE reinsures the Life portion, but not the Waiver of Premium Benefit, THE COMPANY will notify OPTIMUM RE of any Waiver of Premium disability claim that occurs within the two (2) year contestability period. The intent of the notification is to allow OPTIMUM RE the opportunity to review the Life risk to ensure that the contestability feature of the policy is not jeopardized.

10.3.                        Authorization for Payment

On automatic Life cases, except when the claim occurs in the contestable period, OPTIMUM RE will accept THE COMPANY’s decision on claim payment of amounts up to THE COMPANY’s automatic reinsurance limit as specified in SCHEDULE A.

On all claims which occur in the contestable period, or on facultative cases, or when the amount exceeds that described above, THE COMPANY must obtain OPTIMUM RE’s non-binding opinion regarding the reinsurance liability prior to acknowledgment of its liability to the claimant.

10.4.                        Adjusted Amounts

In the event the amount of insurance provided by a policy reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, OPTIMUM RE will share in the increase or reduction in the proportion that the liability of OPTIMUM RE bore to the total liability under the policy immediately prior to such increase or reduction.

10.5.                        Payment

On death claims, OPTIMUM RE will pay its share in a lump sum to THE COMPANY without regard to the form of claim settlement. OPTIMUM RE is not responsible for usual claim expenses that THE COMPANY incurs in claim settlement such as compensation of employees and routine investigative expenses.

10.6.                        Contest

THE COMPANY will advise OPTIMUM RE of its intention to contest, compromise or litigate a claim or rescind a contract involving reinsurance. If, after reviewing the complete file, OPTIMUM RE agrees in writing with THE COMPANY’s intention, then OPTIMUM RE agrees to pay a share of the expenses incurred by THE COMPANY in contesting or investigating a claim on a reinsured policy or in rescinding a reinsured policy, in proportion to the respective liabilities of OPTIMUM RE and THE COMPANY. Compensation of officers and employees of THE COMPANY is not deemed a claim expense.

If OPTIMUM RE declines to be a party to a claim contest, OPTIMUM RE will discharge any and all liability by payment of its full share of the claim to THE COMPANY according to the terms and conditions of this Agreement.

10.7.                        Punitive Damages

OPTIMUM RE will not participate in punitive, compensatory or statutory damages or penalties which are awarded against THE COMPANY as a result of an act, omission or course of conduct committed solely by THE COMPANY in connection with the insurance reinsured under this Agreement.

ARTICLE 11 - ARBITRATION

11.1.                        Principle

The parties express their formal intention to resolve any differences arising from the interpretation or execution of this Agreement in accordance with equity and usage rather than according to strict legal rules. Any difference that cannot be resolved by the parties shall be submitted to arbitration by written notice sent by one party to the other. The location for arbitration shall be Dallas, Texas.

11.2.                        Arbitrators

There shall be three disinterested arbitrators who shall be officers or retired officers of Life insurance or reinsurance companies other than the parties to the Agreement or their subsidiaries. The arbitrators shall be disinterested parties and cannot be jurists, present or former employees of one of the parties or their affiliate or therefore related to the management of one of the parties or their affiliates. Each of the parties shall appoint one of the arbitrators and these two arbitrators shall select the third. In the event that either party should fail to choose an arbitrator within thirty days after the other party has given notice of its arbitrator appointment, that party may choose two arbitrators who shall in turn choose a third arbitrator before entering arbitration.

Any arbitrator who does not perform his duties, or resigns, will be replaced by the party who originally selected that arbitrator.

11.3.                        Matters In Dispute

The parties will state together or separately the subjects in dispute and submit them in writing to the arbitrators along with the necessary documents.

11.4.                        Procedures

The arbitrators must themselves establish the procedure to be followed: they are exempt from any judicial formality or rule. They can adjudicate and are empowered to act as mediators. They shall decide how the arbitration costs are apportioned.

11.5.                        Decision

The award rendered by the majority, must be in writing, give the reasons for the decision and be signed by each arbitrator. The parties agree to abide by the decision rendered and to consider the award as final and binding on both parties.

11.6.                        Applicable Laws

Should there be improprieties in the arbitration process or if one of the parties objects to the implementation of the arbitration process, the laws of the State of Texas shall then apply.

ARTICLE 12 - INSOLVENCY

12.1.                        Payment of Claims

In the event of insolvency of THE COMPANY, all claims under this Agreement will be paid by OPTIMUM RE directly to THE COMPANY, its liquidator, receiver or statutory successor. OPTIMUM RE’s share of claims will be paid without diminution because of the insolvency of THE COMPANY, provided that all reinsurance premiums have been duly paid and subject to Article 12.4.

OPTIMUM RE shall be liable only for the claims actually paid by THE COMPANY to the insured or its beneficiary on amounts reinsured and shall not be or become liable for any amounts or reserves to be held by THE COMPANY on policies reinsured under this Agreement.

12.2.                        Notice to OPTIMUM RE

In the event of the insolvency of THE COMPANY, the liquidator, receiver, or statutory successor of THE COMPANY will give written notice of a pending claim against THE COMPANY on any policy reinsured, within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, OPTIMUM RE may investigate and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defenses which it may deem available to THE COMPANY or its liquidator, receiver, or statutory successor.

12.3.                        Expenses

The expenses incurred by OPTIMUM RE will be charged, subject to court approval, against THE COMPANY as expenses of liquidation to the extent of a proportionate share of the benefit which accrues to THE COMPANY as a result of the defenses undertaken by OPTIMUM RE. Where two or more reinsurers are involved and a majority in interest elects to defend a claim, the expenses will be apportioned in accordance with the terms of the reinsurance agreements as if the expenses had been incurred by THE COMPANY.

12.4.                        Right to Offset

In the event of the insolvency of either OPTIMUM RE or THE COMPANY, any amounts owed by OPTIMUM RE to THE COMPANY and by THE COMPANY to OPTIMUM RE with respect to this and all other Reinsurance Agreements between OPTIMUM RE and THE COMPANY, shall be offset against each other with the balance to be paid by the appropriate party.

ARTICLE 13 - DEFERRED ACQUISITION COST TAX

THE COMPANY and OPTIMUM RE mutually agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992 of the Internal Revenue Code of 1986.

1.       The Party with net positive consideration for the Agreement(s) for each taxable year shall compute specified policy acquisition expenses without regard to the general deductions limitation of Section 848(c)(1).

2.       THE COMPANY and OPTIMUM RE agree to exchange information pertaining to the amount of net consideration as determined for all reinsurance agreements in force between them to ensure consistency or as may otherwise be required by the Internal Revenue Service.

3.       THE COMPANY will submit a schedule to OPTIMUM RE by May 1st of its calculation of the net consideration for the preceding calendar year. This calculation shall be accompanied by a statement signed by an officer of THE COMPANY stating that THE COMPANY will report such net consideration in its tax return for the preceding calendar year.

4.       OPTIMUM RE shall advise THE COMPANY if it disagrees with the amounts provided and OPTIMUM RE and THE COMPANY agree to amicably resolve any difference. The amounts provided by THE COMPANY shall be presumed correct if it does not receive a response from OPTIMUM RE at the latest 30 days after receipt by OPTIMUM RE of these amounts or by May 30th of the current year.

ARTICLE 14 - EXECUTION

14.1.        Duration

This Agreement will be effective on and after August 1, 2009. It is unlimited in duration but may be amended by mutual consent of THE COMPANY and OPTIMUM RE. It may be terminated as to new reinsurance by either party giving a 90-day written notice to the other. Termination as to new reinsurance does not affect existing reinsurance that will remain in force until termination of THE COMPANY’s policy.

14.2.        Parties to the Agreement

This is an agreement solely between THE COMPANY and OPTIMUM RE. There will be no legal relationship between OPTIMUM RE and any person having an interest of any kind in any of THE COMPANY’s insurance, or between OPTIMUM RE and any other reinsurer, or between OPTIMUM RE and any other third party.

14.3.        Written Agreement

A.    Entirety

This Agreement shall constitute the entire agreement between THE COMPANY and OPTIMUM RE with respect to the business reinsured hereunder. There are no understandings between THE COMPANY and OPTIMUM RE other than as expressed in this Agreement.

B.    Amendments

Any change or modification to the Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

C.    Waiver

A waiver of any provision(s) of this Agreement shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver for any future circumstances.

D.    Severability

If any section or provision of this Agreement is determined to be invalid or unenforceable, such determination will not impact or affect the validity or the enforceability of the remaining sections or provisions of this Agreement.

14.4.        Change of  Control/Assignment

Neither THE COMPANY nor its liquidator, receiver, or statutory successor will, without the prior written consent of OPTIMUM RE, sell, assign, transfer, or otherwise dispose of this Agreement, or any interest in this Agreement, by voluntary or involuntary act.

14.5.        Compliance

THE COMPANY represents that to the best of its knowledge and belief it is, and shall use its best efforts to continue to be, in substantial compliance in all material respects with all laws, regulations, and judicial and administrative orders applicable to the business reinsured under this Agreement, including but not limited to, privacy laws and the maintenance of an effective anti-money laundering policy, (collectively, the “Law”).  Neither THE COMPANY nor OPTIMUM RE shall be required to take any action under this Agreement that would result in it being in violation of the Law, which shall include requirements enforced by the U.S. Treasury Department Office of Foreign Assets Control and Terrorist Financing Act. THE COMPANY and OPTIMUM RE acknowledge and agree that a claim under this Agreement is not payable if payment would cause OPTIMUM RE to be in violation of the Law. Should either party discover a reinsurance payment has been made in violation of the Law, it shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

14.6.        Signatures

In witness of the above, this Agreement is signed in duplicate, at the dates and places indicated.

FOR	:	AMERICAN LIFE AND SECURITY CORPORATION

DATE:	9/8/09	SIGNATURE:	/s/ Mark A. Oliver

PLACE:	LINCOLN, NE	NAME:	MARK A. OLIVER

WITNESS:	[ILLEGIBLE]	TITLE:	CEO

FOR	:	OPTIMUM RE INSURANCE COMPANY

DATE:	Sept. 4th, 2009	SIGNATURE:	/s/ Mario Georgiev

PLACE:	DALLAS, TEXAS	NAME:	MARIO GEORGIEV

WITNESS:	/s/ [ILLEGIBLE]	TITLE:	PRESIDENT

SCHEDULE A

RETENTION AND REINSURANCE LIMITS

AMERICAN LIFE AND SECURITY CORPORATION

		LIFE

THE COMPANY’S Retention
Limit per Life	:	$65,000

Automatic Reinsurance
Limit per Life	:	* 6.15 X’s THE COMPANY’s retention to a maximum of $400,000 in excess of THE COMPANY’s retention

Facultative Reinsurance
Limit per Life	:	$4,000,000

Jumbo Limit	:	$4,000,000

Minimum Cession	:	$5,000

Portion of Alphabet
Reinsured by OPTIMUM RE	:	A - Z

*Policies will be underwritten by Investors Heritage Life Insurance Company

SCHEDULE  B

PLANS REINSURED

•MODIFIED WHOLE LIFE PLAN (FORM #ALSC-001 (05-09))

DEATH BENEFIT PATTERN

•ISSUE AGES 0-20:

DEATH BENEFIT WILL BE LEVEL

•ISSUE AGES 21-65:

DEATH BENEFIT WILL DECREASE BY $3,000 PER YEAR PER UNIT FOR 20 YEARS AND WILL THEN REMAIN LEVEL

•ISSUE AGES 66-80:

DEATH BENEFIT WILL DECREASE BY $5,000 PER YEAR PER UNIT FOR 4 YEARS AND WILL THEN REMAIN LEVEL

SCHEDULE C

LIFE APPLICATION (FORM #ALSCAPP-1 (06-2009))

APPLICATION FOR LIFE INSURANCE
8101 "O" Street, Suite 101
Lincoln, NE 68510 (402) 489-4266

American Life & Security Corp.

PRINT USING BLACK INK

Section 1 — COVERAGE INFORMATION

(1) Name (First, Middle, Last)	(2) Birth Date Month | Day | Year	(3) State/Country of Birth
(4) Street Address	(5) Sex ❑ Male ❑ Female	(6) Citizenship (Country)
(7) City, State, Zip	(8) Home Phone ( )	(9) Other Phone ( )
(10) Social Security Number / (11) Employer Name & Address	(12) Occupation & Duties	
(13) E-mail Address	(14) Driver's License Number/State of Issue	

Section 2 — OWNER *(If different from Proposed Insured)* and CO-OWNER

(1) **Owner's Full Name** (If different from Proposed Insured)	(2) Home Phone ( )	(3) Other Phone ( )
(4) Mailing Address	(5) Birth Date Month | Day | Year	(6) E-mail Address
(7) Relationship to Proposed Insured	(8) Social Security Number or Tax ID Number	
(9) **Co-Owner's Full Name**	(10) Home Phone ( )	(11) Other Phone ( )
(12) Mailing Address	(13) Birth Date Month | Day | Year	(14) E-mail Address
(15) Relationship to Proposed Insured	(16) Social Security Number or Tax ID Number	

Section 3 — PREMIUM PAYOR *(If different from Proposed Insured, Owner and Co-Owner)*

(1) **Premium Payor's Full Name**	(2) Home Phone ( )	(3) Other Phone ( )
(4) Mailing Address		

Section 4 — BENEFICIARY INFORMATION

(1a) Primary Beneficiary Name	SSN	Relationship to Proposed Insured	Share % if not equal
(1b) Primary Beneficiary Name	SSN	Relationship to Proposed Insured	Share % if not equal
(2a) Contingent Beneficiary Name	SSN	Relationship to Proposed Insured	Share % if not equal
(2b) Contingent Beneficiary Name	SSN	Relationship to Proposed Insured	Share % if not equal

Section 5 — THE POLICY

(1) Plan of Insurance:	**(2) Face Amount/Units**	**(3) Annual Premium**	**(5) Cash with Application**
❑ American Accumulator (AA)	____	____	$ ____
❑ Other: ____	____	____	
(4) Benefits *(If available)*			**(6) Payment mode:**
❑ Accidental Death Benefit Rider on Primary Insured	____	____	❑ Annual
❑ Flexible Premium Deferred Annuity Rider	____	____	❑ Semi-Annual
❑ Other: ____	____	____	❑ Monthly PAT *(complete PAT card)*
(7) Automatic Premium Loan Opt? ❑ YES ❑ NO	Total Annual Premium	$____	**(8) Planned modal premium** $ ____

REMARKS/SPECIAL INSTRUCTIONS

ALSCAPP-1 (06-2009)

Section 6

GENERAL RISK INFORMATION

Provide details to "Yes" answers for questions 1 through 2 in detail in section below. If question 3 is "No", provide details in section below. Attach additional sheet if more space is needed.

1. Within the past 5 years, has the proposed insured:
   (a) applied for life, health or disability insurance and been declined, postponed or charged with increased premium? ☐ Yes ☐ No
   (b) flown as a pilot, student pilot, or crew member of an aircraft or intend to do so? ☐ Yes ☐ No
   (If "Yes", complete the Aviation Questionnaire)
   (c) engaged in any form of motor sports events or racing, boat racing, rock or mountain climbing, skydiving, hang gliding, or underwater diving, or intend to do so in the next two years? (If "Yes", complete the Avocation Questionnaire) ☐ Yes ☐ No
   (d) been charged with a driving while impaired (alcohol, drug, other) violation, had a driver's license revoked or suspended, or within the last 24 months received 3 or more citations for moving traffic violations? ☐ Yes ☐ No
   (e) been convicted of a felony? (If "Yes", provide details including state, county, and city of violations) ☐ Yes ☐ No
2. Has the Proposed Insured used tobacco in any form in the past 12 months? ☐ Yes ☐ No
3. Within the past 12 months, has the Proposed Insured been continuously at work, and able to perform all the duties of their normal occupation (except for normal pregnancy)? If "No", provide details below ☐ Yes ☐ No

Number	Date	Details

Section 7

MEDICAL INFORMATION

(1) Name and address of usual medical advisor(s) ____________________

Date of last visit ____________ Reason for last visit ____________
What treatment was given or medication prescribed? ____________

(2) Height ___ft. ___ in. Weight ____lbs. Weight change in past year? ☐ Gain ☐ Loss ☐ No Change
Amount of Weight change: ______lbs. Cause: ____________

(3) Within the past 10 years, has the Proposed Insured had, or been told he or she had, or received treatment or advice for:
   (a) High blood pressure, stroke, chest pain, coronary artery disease or any other disease of the heart, blood vessels, cerebrovascular system, or cardiovascular system? ☐ Yes ☐ No
   (b) Cancer, tumor, leukemia, lymphatic cancer or any other growth or malignancy? ☐ Yes ☐ No
   (c) Diabetes, thyroid disorder, anemia or any blood or glandular disorder? ☐ Yes ☐ No
   (d) Asthma, shortness of breath, sleep apnea, or any other nose, throat, lung, or respiratory disorder? ☐ Yes ☐ No
   (e) Any disorder of the stomach, intestines, liver or pancreas, including hepatitis, ulcers or any other disorder of the digestive system? ☐ Yes ☐ No
   (f) Any injury or disease of the bones, muscles, joints, eyes or skin? ☐ Yes ☐ No
   (g) Epilepsy, seizures, brain disorder, or any other disease of the nervous system? ☐ Yes ☐ No
   (h) Anxiety, ,depression, or an emotional, behavioral, mental or nervous disorder? ☐ Yes ☐ No
   (i) Any disease or disorder of the kidney, bladder, reproductive system? ☐ Yes ☐ No

(4) Within the past 10 years, has Proposed Insured used or experimented with intravenous drugs, cocaine, barbiturates, hallucinogens, illegally obtained prescription drugs, or sought advice or treatment for alcohol or drug use? ☐ Yes ☐ No

(5) Within the past 10 years, has the Proposed Insured been diagnosed by a member of the medical profession as having or been tested positive for, or been treated by a member of the medical profession for any of the following: Acquired Immune Deficiency Syndrome (AIDS), Aids Related Complex (ARC), Human Immunodeficiency Virus (HIV), or any other disease or disorder of the immune system? ☐ Yes ☐ No

(6) Other than stated above, within the past 5 years, has the Proposed Insured consulted, received treatment or advice from, or been prescribed medication by any member of the medical profession, or had any abnormal diagnostic test? ☐ Yes ☐ No

(7) Has the Proposed Insured's parents and/or siblings had heart disease, kidney disease, diabetes, cancer, stroke? (If "Yes", indicate family member, illness, age at onset of illness, and if applicable, age at death) ☐ Yes ☐ No

Explanation of all "Yes" answers above. Use additional paper if necessary.

Number	Illness	Date & Duration	Treatment & Results	Doctors & Hospitals

ALSCAPP-1 (06-2009)

2

OTHER INSURANCE / REPLACEMENT INFORMATION

1. Does the Proposed Insured now have any life insurance or annuity (includes personal, business or group life)
   (a) in force or applications pending in any company? ☐ Yes ☐ No
   (b) which will be replaced, changed, or borrowed against because of this application? ☐ Yes ☐ No

Provide details to "Yes" answers below and submit appropriate replacement forms.

(2) Name of Company	Date of Issue	Life Amount	Personal/Business	Accidental Death Amount	To be replaced?
					☐ Yes ☐ No
					☐ Yes ☐ No
					☐ Yes ☐ No

(If there is additional insurance beyond those listed, please provide in the space below)

TAX CERTIFICATION

Under penalties of perjury, it is certified that (a) the Social Security number(s) or Tax ID number(s) shown in this application are correct taxpayer identification numbers, and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax for failure to report interest or dividends.

ACKNOWLEDGEMENT

I, the Proposed Insured (and any Owner signing below), ACKNOWLEDGE that I have been given a copy of the "Notice of Information Practices" required by Public Law 91-508 and other information practices statutes, and also a copy of the the MIB Pre-Notice. I know that this application cannot be processed if I do not sign the authorization below.

AGREEMENT

I, the Proposed Insured (and any Owner signing below), AGREE to the following:

a. All statements and answers in this application are complete and true to the best of my knowledge and belief.
b. Insurance will start only as provided in the Conditional Receipt. If no Conditional Receipt is issued or if insurance under it has stopped and not started again, no insurance will start by reason of the application until the policy is delivered and the first premium paid in full. No insurance will start if at that time the health of all proposed insureds is not as described in the application.
c. American Life & Security Corp., hereafter called "Insurance Company," does not give any agent or person other than an officer of the Insurance Company authority to waive any answer or otherwise modify this application.
d. $____________ has been deposited toward payment of the first premium on the applied for policy. The terms of the Conditional Receipt for that premium deposit are accepted.

AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

Each of the undersigned declares that:

a. I understand that the information obtained by use of this authorization will be used to determine eligibility for insurance and/or for the Insurance Company to determine its obligations under the policy issued in connection with this application.

b. The Insurance Company, its reinsurers, insurance support organizations, consumer reporting agencies and their authorized entities may obtain data about my health, prescription medication history, and related information, mode of living (except as may be related directly or indirectly to sexual orientation), avocations, and any other medical or non-medical information.

c. Any doctor, medical practitioner, medical or medically related facility, laboratory, Pharmacy Benefit Managers, the Veterans Administration, the Medical Information Bureau, Inc. (MIB, Inc.) viatical settlement company, employer, consumer reporting agency, creditor, government agency, insurance or reinsurance company which has such data about me may give such data to the Insurance Company and its reinsurers when this authorization or a copy of it is shown. All sources but the MIB, Inc. may give such data to agencies that the Insurance Company has hired to retrieve the information. The information as provided herein pursuant to the authorization will not be redisclosed unless authorized by you or otherwise required by law. Covered Entities, as defined by the Health Insurance Portability and Accountability Act of 1996, may not condition treatment, payment or enrollment on whether this Authorization is signed.

d. Any request by the Insurance Company for medical records is on my behalf; the information must be provided within any requirements imposed by applicable state statutes governing patient access to medical records.

e. Data about mental illness, alcoholism, sexually transmitted diseases and the use of drugs are the be included.

f. The Insurance Company or its reinsurers may make a brief report about me to the MIB, Inc.

g. This authorization is good for 24 months after it is signed.

h. The Insurance Company may obtain an investigative consumer report ("inspection report") on me.
   ☐ Yes, I want to be interviewed if such a report is obtained.

i. I have read this authorization and know my authorized representative or I may request a copy of it. I may revoke this authorization by writing to the Insurance Company.

ALSCAPP-1 (06-2009)

3

FRAUD NOTICE

Required State Disclosures

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

Kentucky and Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Oklahoma: *Warning:* Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

Virginia: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

All other states: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty or a crime and may be subject to fines, confinement in prison, and denial of insurance benefits.

SIGNATURES OF PROPOSED INSURED / OWNER

X) ______________________ Signed at ______________________ On ______________

Signature of Proposed Insured if age 18 or older — (City, State) — (Month, Day, Year)

X) ______________________ X) ______________________

Signature of Owner if other than Proposed Insured — Signature of parent or guardian if Proposed Insured age 17 or younger

AGENT'S STATEMENT AND SIGNATURE

I, the undersigned agent(s), certify that:

1. The applicant is either personally known to me or I have seen the applicant's government issued identification;
2. I have witnessed the signature of the applicant and/or any proposed insured;
3. I have asked each proposed insured each question on the application. The answers have been recorded by me exactly as stated and I know of nothing affecting the insurability of any proposed insured which is not fully recorded in this application.
4. ☐ Yes Does the Proposed Insured now have any life insurance or annuity in force with any company? If "YES", complete and submit the appropriate replacement forms.
   ☐ No

Date ______________________

X) ______________________ ____________ ______________________

Signature of licensed agent 1 — Agent Code # — Name of licensed agent or representative (Please Print)

X) ______________________ ____________ ______________________

Signature of licensed agent 2 — Agent Code # — Name of licensed agent or representative (Please Print)

American Life & Security Corp.

HOME OFFICE
8101 "O" Street, Suite 101
Lincoln, NE 68510
Phone: (402) 489-4266
Fax: (402) 489-8295

APPLICATION FOR LIFE INSURANCE

ADMINISTRATIVE OFFICE
PO BOX 5205
Frankfort, KY 40602-5205
Phone: (866) 440-1357
Fax: (502) 223-6578

ALSCAPP-1 (06-2009)

4

HOME OFFICE
8101 "O" Street, Suite 101
Lincoln, NE 68510
Phone: (402) 489-4266
Fax: (402) 489-8295

ADMINISTRATIVE OFFICE
PO BOX 5205
Frankfort, KY 40602-5205
Phone: (866) 440-1357
Fax: (502) 223-6578

American Life & Security Corp.

HIPPAA Compliant Authorization for Release of Medical Information

Proposed Insured / Patient	Date of Birth (Month / Day / Year)	Social Security Number

Additional Proposed Insured / Patient	Date of Birth (Month / Day / Year)	Social Security Number

I authorize any health plan, physician, health care professional, hospital, Veterans Administration, clinic, laboratory, pharmacy or Pharmacy benefit manager, medical facility, insurance company, insurance support organization (such as MIB), or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years (collectively, "My Providers") to disclose my entire medical record, medication history, and any other protected health information concerning me to American Life & Security Corp., or its designee,

Name of designee (if applicable) ____________________

This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV), Acquired Immune Deficiency Syndrome (AIDS) and Sexually Transmitted Diseases (STDs). This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs, and tobacco, but excludes psychotherapy notes.

By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this authorization and I instruct My Providers to release and disclose my entire medical record without restriction.

This protected health information is to be disclosed under this Authorization so that American Life & Security Corp. may: (1) underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; (2) obtain reinsurance; (3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; (4) administer coverage; and (5) conduct other legally permissible activities that relate to any coverage I have or have applied for with American Life & Security Corp.

This authorization shall remain in force for 24 months following the date of my signature below, and a copy of this authorization is as valid as the original. I understand that I have the right to revoke this authorization in writing, at any time, by sending a written request for revocation to American Life & Security Corp., 8101 "O" Street, Suite #101, Lincoln, Nebraska 68510 Attn: General Counsel. I understand that a revocation is not effective to the extent that any of My Providers has already relied on this Authorization or to the extent that American Life & Security Corp. has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that any information disclosed pursuant to this authorization may be subject to redisclosure by the recipient and may no longer be protected by federal rules governing privacy and confidentiality of health information. However, American Life & Security Corp. will protect the privacy of health information in accordance with other applicable state and federal privacy laws and their own privacy policies.

I understand that My Providers may not refuse to provide treatment or payment for health care services because I refuse to sign this authorization. I further understand that if I refuse to sign this authorization to release my complete medical record, American Life & Security Corp. may not be able to process my application, or if coverage has been issued, may not be able to make any benefit payments. I understand that my authorized representative or I am entitled to a copy of this signed authorization.

THE INFORMATION AUTHORIZED FOR RELEASE MAY INCLUDE RECORDS WHICH MAY INDICATE THE PRESENCE OF A COMMUNICABLE OR NONCOMMUNICABLE DISEASE.

Date: ____________________

X) ____________________

Signature of Primary Proposed Insured/patient or personal representative

X) ____________________

Signature of Additional Proposed Insured/patient or personal representative

ALSCAPP-1 (06-2009)

5

AGENT'S REPORT

EXAM INFORMATION

1. If required, have you ordered or obtained: ❑ Exam ❑ Blood Profile ❑ Urine Specimen ❑ Other ______
2. Provided name of paramedical company or examiner ______ 3. Date scheduled or completed ______

PROPOSED INSURED INFORMATION

1. Contact Proposed Insured(s) at ❑ Home ❑ Business or ❑ Other Telephone number ( ) ______ - ______
2. Best time to contact Proposed Insured(s) ❑ 9am - 12pm ❑ 1pm - 4pm ❑ 5pm - 9pm
3. How long have you known the Proposed Insured(s)? ❑ Friend ❑ Acquaintance ❑ Existing Client ❑ Relative ❑ Just met
4. Annual income of Proposed Insured $ ______ Net Worth of Proposed Insured $ ______
5. Prior residence address if current is less than five years ______
6. Did you personally interview the Proposed Insured(s) and complete the application in his or her presence? ❑ Yes ❑ No

AGENT CHECKLIST

Explain all "Yes" answers in Section 6 – Agent Remarks / Explanations.

1. Do you know anything not disclosed which affects the underwriting of this risk? ❑ Yes ❑ No
2. Is there another application currently pending or being submitted to any other life insurance company? ❑ Yes ❑ No
3. Has any Proposed Insured applied elsewhere for any insurance coverage within the past 6 months? ❑ Yes ❑ No

PROPOSED INSURED UNDER AGE 18

Explain all "No" answers in Section 6 – Agent Remarks / Explanations.

1. Did you see the child proposed for insurance? ❑ Yes ❑ No
2. Do all the children proposed for insurance appear to be in good health? ❑ Yes ❑ No
3. Are all brothers and sisters insured for equal amounts? ❑ Yes ❑ No
4. Are the parents insured for at least as much as that applied for and in force on the child? ❑ Yes ❑ No

PURPOSE OF INSURANCE

❑ Family security ❑ Business loan ❑ Buy-sell agreement ❑ Key Person ❑ Personal loan or residential mortgage ❑ Other ______

AMERICAN LIFE & SECURITY INFORMATION

1. Does the Proposed Insured own an American Life & Security Corp. Policy? ❑ Yes ❑ No
   If "Yes", Face Amount: $ ______
2. Shareholder ❑ Yes ❑ No
3. County ______
4. Commission Split: Agent #1 ______ Agent Code ______ Percentage ______%
   Agent #2 ______ Agent Code ______ Percentage ______%

AGENT REMARKS / EXPLANATIONS TO ANSWERS ABOVE

AGENT CERTIFICATION

I certify that

(1) I have asked each question separately, the answers were recorded as given, and they are complete and accurate to the best of my knowledge and belief;

(2) I have complied with state and federal laws on disclosure, cost comparison and replacement; and

(3) I have given the applicant a copy of the Notice of Information Practices.

Date ______

X) ______ Signature of licensed agent 1 ______ Agent Code # ______ Name of licensed agent or representative (Please Print)

X) ______ Signature of licensed agent 2 ______ Agent Code # ______ Name of licensed agent or representative (Please Print)

ALSCAPP-1 (06-2009)

6

American Life & Security Corp.

CONDITIONAL INSURANCE RECEIPT

This Conditional Receipt provides a limited amount of life insurance coverage, for a limited period of time, subject to the terms of this receipt. This conditional Receipt may not be given if the age of any proposed insured is under 15 days or over 70 years of age.

AMOUNT LIMITATION. The maximum amount of life insurance, including accidental death, which will become effective under this receipt will be the smaller of the face amount of insurance applied for or $100,000. This includes any pending and in force insurance.

CONDITIONS

1. A minimum advance payment equal to one month's premium for the insurance applied for must be made.
2. Any check given in payment must be honored when first presented to the bank.
3. All medical examinations and tests required by the Company's initial underwriting requirements must be completed and received at our Home Office during the lifetime of any individual proposed for insurance, and prior to the Company's termination of the application, but in any case within sixty days from the completion of the application.
4. If any person proposed for insurance dies by suicide or if the application contains any material misrepresentations, then the Company's liability under this receipt is limited to a refund of the premium paid.
5. Each person proposed for insurance must be a risk insurable on the application date in accordance with the Company's rules, limits and standards for the plan and the amount applied for without modification either as to plan, amount, riders, supplemental agreements and/or the rate of premium paid.

ALSCAPP-1 (06-2009) Conditional Receipt

HOME OFFICE
8101 "O" Street, Suite 101
Lincoln, NE 68510
Phone: (402) 489-4266
Fax: (402) 489-8295

American Life & Security Corp.

NOTICE OF INFORMATION PRACTICES

(This Notice Must Be Given To Proposed Insured)

ADMINISTRATIVE OFFICE
PO BOX 5205
Frankfort, KY 40602-5205
Phone: (866) 440-1357
Fax: (502) 223-6578

INSURANCE INFORMATION PRACTICES

We will rely primarily on the information you give to us. We may also get information from other sources, such as doctors, or other medical professionals who have treated you. In some cases, we may ask a consumer reporting agency to gather information and send us an investigative consumer report as explained in the Fair Credit Reporting Act below. You may ask to be interviewed as part of the preparation of any such report.

MEDICAL INFORMATION BUREAU

Information regarding your insurability will be treated as confidential. American Life & Security Corp., or its reinsurers may, however, make a brief report thereon to MIB, Inc., formerly known as Medical Information Bureau, a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, MIB will arrange disclosure of any information it may have in your life. Please contact MIB at 866-692-6901 (TTY 866-346-3642). If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of MIB's information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734.

American Life & Security Corp., or its reinsurers, may also release information from its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. Information for consumers about MIB may be obtained on its website at www.mib.com.

FAIR CREDIT REPORTING ACT
INVESTIGATIVE CONSUMER REPORTS

In compliance with the Fair Credit Reporting Act, you are hereby notified that an investigative report may be made. Information may be obtained through personal interviews with neighbors, friends, associates or other persons with whom you are acquainted. This inquiry includes information as to the character, general reputation, personal characteristics, and mode of living (except as may be related to sexual orientation) of any person proposed for insurance. You have the right to make a written request to Investors American Life & Security Corp. within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of the investigation. Upon your written request, you will be informed whether or not an investigation was made by us. If so, you will receive the name and address of the consumer reporting agency involved. You may receive and inspect a copy of the Investigative Consumer Report by contacting the consumer reporting agency.

PERSONAL HISTORY INTERVIEW

We may also conduct a personal history interview. This is a phone call placed from our underwriting office. Its purpose is to make sure that the information on the application is correct. Our interviewers are trained to conduct their calls in a friendly, professional manner. The nature of the information discussed is always treated as personal and confidential and will only be used to help determine your eligibility for insurance.

ALSCAPP-1 (06-2009)

7

American Life & Security Corp.
8101 "O" Street, Suite 101 Lincoln, NE 68510 (402) 489-8266

CONDITIONAL INSURANCE RECEIPT (continued from front)

BEGINNING DATE. If all conditions in this receipt have been fulfilled exactly, coverage under the policy applied for, subject to the Amount Limitations, may begin on the later of:
1. The date of completion of the application;
2. The date of completion of all medical examinations, tests and other evidence required by the Company; or
3. The date of issue, if any, requested in the application.

TERMINATION DATE. Coverage under this receipt, if it has begun, will terminate automatically on the earliest of (1) sixty days from the date of this receipt; or (2) the date the insurance takes effect under the applied for policy.

If the policy is not issued exactly as applied for, it will become effective when it is delivered to and accepted by the applicant. Upon delivery and acceptance, the first full premium must be paid. If the application is declined or not approved within sixty days of its completion, no insurance will have been in force. Any premium paid will be returned. No agent of our Company has the authority to change or modify any of the provisions of this receipt.

ALL PREMIUM CHECKS MUST BE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK. THIS RECEIPT IS NOT VALID UNLESS SIGNED BY A LICENSED AGENT OF AMERICAN LIFE & SECURITY CORP.

RECEIVED FROM ______________________________ THE SUM OF $______________________

BY ______________________________ (LICENSED REPRESENTATIVE OF AMERICAN LIFE & SECURITY CORP.)

ALSCAPP-1 (06-2009) Conditional Receipt

NOTICE OF INFORMATION PRACTICES (continued)

MEDICAL EXAMS

As part of the underwriting process we may ask for medical tests or exams to be completed at our expense. Common tests include a paramedical exam, which will consist of questions about your medical history and measurement of your body height, weight, blood pressure, and pulse. Blood tests, and in some instances, an EKG (electrocardiogram) may be required. If you have any questions about the specific tests that will be required of you, please feel free to contact your agent.

CONTESTABILITY

You are strongly urged to review the completed application for accuracy. A claim may be denied within two years from date of issue if the application contains false statements or misrepresentations or fails to disclose material facts. In such a case, the policy could be void and coverage could be lost or denied.

YOUR RIGHTS TO ACCESS AND CORRECTION

You can obtain access to personal information about you contained in our policy files by sending us a written request. You may also request any necessary corrections, amendments or deletion of any information in our files which you believe to be inaccurate or irrelevant.

FRAUD NOTICE

Required State Disclosures

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

Kentucky and Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Oklahoma: *Warning*: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

Virginia: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

All other states: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty or a crime and may be subject to fines, confinement in prison, and denial of insurance benefits.

ALSCAPP-1 (06-2009)

8

SCHEDULE D

AGE AND AMOUNT REQUIREMENTS

[POLICIES WILL BE UNDERWRITTEN BY INVESTORS HERITAGE LIFE INSURANCE COMPANY]

American Life & Security Corporation

Age-Amount Medical and Non-Medical Requirements

INITIAL	AGE
AMOUNT	0-35	36-50	51-55	56-60	61-80
-0- to $50,000	Non-medical	Non-medical	Non-medical	Non-medical	Paramedical HOS
$50,001 to $55,000	Non-medical	Non-medical	Non-medical	HOS	Paramedical HOS
$55,001 to $99,999	Non-medical	HOS	HOS	Paramedical HOS	Paramedical HOS
$100,000 to $250,000	HOS Saliva Test	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile
$250,001 to $300,000	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile
$300,001 to $500,000	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile EKG	Paramedical HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG
$500,001 to $1,000,000	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG
$1,000,001 plus	Consult Underwriting	Consult Underwriting	Consult Underwriting	Consult Underwriting	Consult Underwriting

SCHEDULE E - PART 1

REINSURANCE APPLICATION

SCHEDULE E - PART 2

REINSURANCE ADVICE NOTICE

SCHEDULE E - PART 3

REINSURANCE CESSION FORM

SCHEDULE F

YRT RATES

AUTOMATIC YRT RATES AGE LAST BIRTHDAY

(Non refundable in the year of Death)

OPTIMUM RE will not pay any allowances on these YRT rates.

PART 1 - MALE NONSMOKER	979.00

PART 2 - MALE SMOKER	980.00

PART 3 - FEMALE NONSMOKER	981.00

PART 4 - FEMALE SMOKER	982.00

SCHEDULE  F

PART 1 - MALE NONSMOKER	979.00

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Male Non-Smoker **Age Last Birthday**

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
0	0.00	0.65	0.44	0.39	0.34	0.30	0.29	0.26	0.25	0.25	0.26	0.31	0.35	0.43	0.61	0.69	35
1	0.00	0.40	0.35	0.31	0.25	0.21	0.21	0.21	0.23	0.26	0.31	0.35	0.43	0.61	0.65	0.88	36
2	0.00	0.33	0.29	0.24	0.21	0.21	0.21	0.23	0.26	0.31	0.35	0.43	0.58	0.65	0.84	0.95	37
3	0.00	0.26	0.23	0.21	0.21	0.20	0.23	0.26	0.31	0.35	0.43	0.57	0.60	0.84	0.94	1.01	38
4	0.00	0.22	0.21	0.21	0.20	0.23	0.26	0.31	0.35	0.41	0.57	0.60	0.76	0.89	1.01	1.06	39
5	0.00	0.21	0.21	0.20	0.23	0.26	0.31	0.35	0.40	0.57	0.60	0.76	0.87	0.93	1.05	1.10	40
6	0.00	0.20	0.20	0.23	0.26	0.31	0.35	0.40	0.54	0.60	0.76	0.87	0.92	0.96	1.07	1.11	41
7	0.00	0.20	0.23	0.26	0.31	0.35	0.40	0.53	0.59	0.74	0.87	0.92	0.95	0.97	1.08	1.10	42
8	0.00	0.20	0.24	0.30	0.34	0.40	0.53	0.59	0.74	0.85	0.92	0.95	0.97	1.01	1.06	1.07	43
9	0.00	0.21	0.28	0.34	0.40	0.53	0.59	0.74	0.85	0.91	0.95	0.97	1.01	1.02	1.03	1.04	44
10	0.00	0.25	0.32	0.39	0.53	0.59	0.74	0.85	0.91	0.95	0.97	1.01	1.02	1.02	1.00	1.01	45
11	0.00	0.30	0.37	0.53	0.59	0.74	0.85	0.91	0.95	0.97	1.01	1.02	1.02	0.98	0.95	0.96	46
12	0.00	0.37	0.53	0.59	0.73	0.85	0.91	0.95	0.96	1.01	1.02	1.02	0.98	0.93	0.89	0.91	47
13	0.00	0.53	0.59	0.73	0.82	0.89	0.94	0.96	0.96	0.98	0.99	0.98	0.93	0.89	0.86	0.88	48
14	0.00	0.59	0.73	0.82	0.87	0.92	0.95	0.95	0.93	0.94	0.93	0.93	0.88	0.85	0.84	0.85	49
15	0.00	0.73	0.82	0.87	0.90	0.92	0.94	0.92	0.90	0.89	0.88	0.88	0.84	0.82	0.81	0.81	50
16	0.00	0.82	0.87	0.90	0.92	0.91	0.91	0.88	0.87	0.85	0.83	0.81	0.80	0.79	0.78	0.79	51
17	0.00	0.87	0.90	0.92	0.91	0.88	0.88	0.85	0.82	0.79	0.77	0.77	0.75	0.76	0.77	0.78	52
18	0.00	0.85	0.86	0.87	0.86	0.83	0.82	0.79	0.76	0.74	0.74	0.74	0.72	0.74	0.73	0.77	53
19	0.00	0.80	0.80	0.81	0.79	0.76	0.75	0.73	0.71	0.70	0.70	0.70	0.69	0.72	0.75	0.79	54
20	0.00	0.74	0.73	0.74	0.72	0.71	0.69	0.66	0.66	0.66	0.67	0.67	0.68	0.71	0.76	0.81	55
21	0.00	0.66	0.65	0.66	0.65	0.64	0.62	0.63	0.62	0.62	0.64	0.65	0.67	0.72	0.78	0.84	56
22	0.00	0.58	0.58	0.58	0.58	0.58	0.57	0.57	0.58	0.60	0.62	0.64	0.67	0.74	0.81	0.88	57
23	0.00	0.57	0.56	0.57	0.57	0.57	0.56	0.56	0.58	0.61	0.63	0.67	0.71	0.76	0.85	0.94	58
24	0.00	0.56	0.55	0.55	0.56	0.56	0.56	0.57	0.59	0.61	0.65	0.70	0.74	0.82	0.90	1.00	59
25	0.00	0.54	0.54	0.55	0.55	0.55	0.57	0.57	0.60	0.65	0.68	0.74	0.79	0.88	0.97	1.07	60
26	0.00	0.51	0.52	0.53	0.54	0.55	0.57	0.59	0.62	0.68	0.72	0.77	0.86	0.95	1.04	1.16	61
27	0.00	0.50	0.52	0.52	0.54	0.56	0.59	0.61	0.66	0.72	0.77	0.84	0.92	1.03	1.14	1.28	62
28	0.00	0.49	0.51	0.54	0.56	0.38	0.61	0.66	0.72	0.77	0.84	0.91	1.01	1.14	1.26	1.42	63
29	0.00	0.48	0.53	0.56	0.58	0.61	0.66	0.72	0.77	0.84	0.91	1.00	1.11	1.26	1.41	1.57	64
30	0.00	0.47	0.54	0.58	0.61	0.66	0.72	0.77	0.83	0.91	1.00	1.11	1.26	1.41	1.55	1.76	65

No Cession Fee

Table 979.00

1

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Male Non-Smoker — Age Last Birthday

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
31	0.00	0.48	0.57	0.61	0.66	0.72	0.77	0.83	0.91	1.00	1.11	1.26	1.41	1.55	1.74	1.97	66
32	0.00	0.49	0.60	0.66	0.72	0.77	0.83	0.91	0.99	1.11	1.26	1.41	1.55	1.74	1.95	2.22	67
33	0.00	0.50	0.61	0.69	0.76	0.83	0.89	0.99	1.09	1.21	1.39	1.55	1.73	1.95	2.19	2.47	68
34	0.00	0.51	0.64	0.74	0.82	0.89	0.98	1.08	1.21	1.36	1.53	1.71	1.93	2.18	2.44	2.75	69
35	0.00	0.53	0.69	0.80	0.89	0.98	1.08	1.21	1.36	1.50	1.69	1.91	2.15	2.42	2.71	3.04	70
36	0.00	0.56	0.74	0.87	0.98	1.08	1.21	1.36	1.50	1.69	1.88	2.11	2.39	2.69	3.01	3.37	71
37	0.00	0.59	0.80	0.94	1.08	1.21	1.36	1.50	1.69	1.88	2.09	2.34	2.64	2.98	3.33	3.75	72
38	0.00	0.62	0.85	1.01	1.15	1.29	1.46	1.62	1.82	2.04	2.27	2.56	2.91	3.30	3.70	4.16	73
39	0.00	0.65	0.91	1.09	1.25	1.41	1.57	1.75	1.97	2.21	2.48	2.79	3.20	3.65	4.11	4.61	74
40	0.00	0.71	1.00	1.18	1.36	1.52	1.70	1.89	2.11	2.37	2.67	3.05	3.54	4.04	4.52	5.10	75
41	0.00	0.78	1.09	1.29	1.47	1.65	1.84	2.03	2.26	2.54	2.90	3.33	3.89	4.46	5.01	5.66	76
42	0.00	0.86	1.20	1.42	1.61	1.79	1.97	2.17	2.40	2.73	3.14	3.65	4.27	4.93	5.55	6.28	77
43	0.00	0.94	1.29	1.55	1.77	1.96	2.17	2.37	2.63	2.98	3.44	3.98	4.66	5.36	6.04	6.98	78
44	0.00	1.04	1.42	1.69	1.93	2.15	2.37	2.60	2.88	3.26	3.76	4.35	5.07	5.82	6.59	7.78	79
45	0.00	1.16	1.55	1.84	2.09	2.35	2.60	2.85	3.15	3.56	4.12	4.75	5.52	6.34	7.22	8.70	80
46	0.00	1.29	1.67	1.99	2.28	2.55	2.85	3.12	3.44	3.87	4.50	5.19	6.01	6.92	7.90	9.69	81
47	0.00	1.42	1.80	2.15	2.47	2.79	3.12	3.40	3.75	4.23	4.92	5.67	6.59	7.56	8.63	10.77	82
48	0.00	1.50	1.88	2.27	2.63	2.99	3.36	3.71	4.12	4.66	5.48	6.35	7.34	8.34	9.43	11.95	83
49	0.00	1.57	1.97	2.38	2.79	3.19	3.61	4.03	4.53	5.15	6.13	7.12	8.15	9.18	10.29	13.27	84
50	0.00	1.64	2.07	2.50	2.96	3.40	3.89	4.39	4.98	5.71	6.87	7.97	9.04	10.09	11.21	14.71	85
51	0.00	1.69	2.15	2.62	3.14	3.62	4.18	4.79	5.51	6.33	7.67	8.89	10.00	11.08	12.19	16.31	86
52	0.00	1.76	2.23	2.73	3.31	3.86	4.50	5.23	6.09	7.01	8.57	9.92	11.06	12.16	13.27	18.09	87
53	0.00	1.92	2.45	3.01	3.64	4.24	4.96	5.77	6.68	7.72	9.41	10.91	12.16	13.27	14.94	20.06	88
54	0.00	2.09	2.69	3.31	4.01	4.68	5.48	6.35	7.33	8.48	10.32	12.01	13.27	14.94	16.83	22.24	89
55	0.00	2.29	2.96	3.66	4.45	5.18	6.04	6.97	8.01	9.31	11.32	13.22	14.94	16.75	18.96	24.63	90
56	0.00	2.50	3.26	4.07	4.93	5.70	6.64	7.63	8.74	10.21	12.42	14.55	16.64	18.63	21.30	27.22	91
57	0.00	2.74	3.60	4.51	5.45	6.27	7.29	8.35	9.54	11.20	13.62	16.01	18.42	20.70	23.89	30.02	92
58	0.00	2.96	4.01	4.97	6.03	6.81	7.88	9.03	10.30	12.06	14.57	17.06	19.63	22.07	25.60	33.12	93
59	0.00	3.19	4.45	5.47	6.67	7.38	8.50	9.75	11.11	12.96	15.57	18.11	20.83	23.47	27.40	36.53	94
60	0.00	3.43	4.93	6.01	7.37	8.01	9.17	10.52	11.98	13.92	16.59	19.13	22.02	24.92	29.32	40.35	95
61	0.00	3.67	5.45	6.59	8.01	8.99	9.90	11.35	12.89	14.91	17.61	20.16	23.23	26.43	31.37	44.59	96

No Cession Fee

Table 979.00

2

No Cession Fee

Table 979.00

3

SCHEDULE F

PART 2 - MALE SMOKER	980.00

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Male Smoker **Age Last Birthday**

Age	Policy Year 1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
0	0.00	0.65	0.44	0.39	0.34	0.30	0.29	0.26	0.23	0.25	0.26	0.31	0.35	0.43	0.61	1.03	15
1	0.00	0.40	0.35	0.31	0.25	0.21	0.21	0.21	0.23	0.26	0.31	0.35	0.43	0.61	0.97	1.31	16
2	0.00	0.33	0.29	0.24	0.21	0.21	0.21	0.23	0.26	0.31	0.35	0.43	0.58	0.97	1.27	1.45	17
3	0.00	0.26	0.23	0.21	0.21	0.20	0.23	0.26	0.31	0.35	0.43	0.57	0.90	1.27	1.43	1.57	18
4	0.00	0.22	0.21	0.21	0.20	0.23	0.26	0.31	0.35	0.41	0.57	0.90	1.15	1.37	1.56	1.68	19
5	0.00	0.21	0.21	0.20	0.23	0.26	0.31	0.35	0.40	0.57	0.90	1.15	1.33	1.45	1.65	1.73	20
6	0.00	0.20	0.20	0.23	0.26	0.31	0.35	0.40	0.54	0.90	1.15	1.33	1.42	1.51	1.71	1.80	21
7	0.00	0.20	0.23	0.26	0.31	0.35	0.40	0.53	0.88	1.11	1.33	1.42	1.50	1.55	1.76	1.82	22
8	0.00	0.20	0.24	0.30	0.34	0.40	0.53	0.88	1.11	1.30	1.42	1.50	1.55	1.63	1.77	1.82	23
9	0.00	0.21	0.28	0.34	0.40	0.53	0.88	1.11	1.30	1.42	1.50	1.55	1.63	1.70	1.75	1.79	24
10	0.00	0.25	0.32	0.39	0.53	0.88	1.11	1.30	1.42	1.49	1.55	1.63	1.70	1.73	1.71	1.76	25
11	0.00	0.30	0.37	0.53	0.88	1.11	1.30	1.42	1.49	1.55	1.63	1.70	1.73	1.69	1.67	1.70	26
12	0.00	0.37	0.53	0.88	1.10	1.30	1.42	1.49	1.54	1.63	1.70	1.73	1.69	1.64	1.60	1.66	27
13	0.90	0.53	0.88	1.10	1.26	1.39	1.47	1.53	1.55	1.63	1.67	1.69	1.64	1.58	1.56	1.64	28
14	0.00	0.88	1.10	1.26	1.34	1.45	1.52	1.55	1.55	1.59	1.61	1.62	1.57	1.55	1.56	1.63	29
15	0.00	1.10	1.26	1.34	1.41	1.48	1.54	1.54	1.53	1.54	1.55	1.55	1.53	1.54	1.55	1.62	30
16	0.00	1.26	1.34	1.41	1.48	1.49	1.53	1.50	1.49	1.48	1.48	1.48	1.49	1.53	1.56	1.64	31
17	0.00	1.34	1.41	1.48	1.48	1.47	1.49	1.46	1.43	1.41	1.40	1.45	1.46	1.52	1.59	1.66	32
18	0.00	1.32	1.38	1.42	1.42	1.40	1.41	1.39	1.36	1.35	1.37	1.42	1.43	1.52	1.61	1.69	33
19	0.00	1.28	1.30	1.34	1.33	1.31	1.31	1.28	1.29	1.31	1.35	1.39	1.43	1.53	1.63	1.76	34
20	0.00	1.20	1.21	1.24	1.24	1.24	1.22	1.21	1.24	1.28	1.33	1.39	1.45	1.55	1.69	1.82	35
21	0.00	1.10	1.11	1.14	1.15	1.15	1.13	1.19	1.21	1.25	1.33	1.40	1.45	1.59	1.77	1.92	36
22	0.00	0.98	0.99	1.01	1.03	1.04	1.06	1.10	1.16	1.24	1.33	1.41	1.50	1.65	1.84	2.04	37
23	0.00	0.98	0.99	1.01	1.03	1.06	1.08	1.12	1.19	1.28	1.38	1.48	1.58	1.75	1.96	2.19	38
24	0.00	0.97	0.98	1.01	1.05	1.08	1.12	1.16	1.25	1.35	1.45	1.57	1.69	1.88	2.11	2.36	39
25	0.00	0.95	0.98	1.02	1.05	1.10	1.16	1.21	1.30	1.43	1.54	1.68	1.82	2.07	2.30	2.56	40
26	0.00	0.94	0.98	1.02	1.07	1.14	1.21	1.28	1.40	1.53	1.64	1.79	2.00	2.25	2.50	2.83	41
27	0.00	0.94	1.00	1.04	1.11	1.18	1.28	1.36	1.48	1.64	1.78	1.96	2.19	2.49	2.77	3.13	42
28	0.00	0.96	1.03	1.11	1.18	1.26	1.36	1.48	1.62	1.78	1.96	2.16	2.41	2.76	3.08	3.49	43
29	0.00	0.98	1.10	1.18	1.26	1.36	1.48	1.63	1.78	1.96	2.16	2.39	2.69	3.08	3.46	3.93	44
30	0.00	1.00	1.15	1.26	1.36	1.48	1.63	1.78	1.95	2.16	2.39	2.69	3.08	3.46	3.87	4.39	45
31	0.00	1.03	1.23	1.36	1.48	1.63	1.78	1.95	2.16	2.39	2.69	3.08	3.46	3.87	4.35	4.92	46
32	0.00	1.08	1.31	1.48	1.63	1.78	1.95	2.16	2.37	2.69	3.08	3.46	3.87	4.35	4.83	5.48	47
33	0.00	1.12	1.39	1.58	1.76	1.95	2.12	2.36	2.64	2.97	3.42	3.86	4.32	4.85	5.42	6.10	48
34	0.00	1.15	1.47	1.71	1.93	2.12	2.35	2.63	2.96	3.35	3.80	4.28	4.80	5.41	6.01	6.75	49

No Cession Fee.

Table 980.00

1

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Male Smoker **Age Last Birthday**

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
35	0.00	1.21	1.59	1.86	2.11	2.35	2.63	2.96	3.35	3.73	4.22	4.74	5.34	5.99	6.68	7.46	50
36	0.00	1.28	1.74	2.05	2.35	2.63	2.96	3.35	3.73	4.22	4.67	5.24	5.90	6.63	7.35	8.20	51
37	0.00	1.37	1.89	2.26	2.63	2.96	3.35	3.73	4.22	4.67	5.17	5.78	6.52	7.30	8.11	9.00	52
38	0.00	1.47	2.03	2.46	2.83	3.21	3.64	4.04	4.55	5.06	5.61	6.30	7.14	8.01	8.87	9.87	53
39	0.00	1.57	2.22	2.67	3.08	3.49	3.93	4.36	4.90	5.45	6.08	6.85	7.79	8.76	9.73	10.78	54
40	0.00	1.72	2.43	2.92	3.38	3.79	4.25	4.68	5.22	5.85	6.54	7.43	8.48	9.59	10.59	11.80	55
41	0.00	1.91	2.68	3.22	3.68	4.11	4.57	5.01	5.56	6.23	7.05	8.01	9.23	10.45	11.58	12.91	56
42	0.00	2.10	2.98	3.55	4.00	4.43	4.89	5.33	5.88	6.62	7.54	8.65	10.01	11.40	12.65	14.14	57
43	0.00	2.34	3.24	3.86	4.39	4.85	5.33	5.82	6.38	7.16	8.15	9.31	10.74	12.22	13.60	15.49	58
44	0.00	2.60	3.53	4.21	4.76	5.29	5.82	6.30	6.91	7.73	8.80	10.04	11.56	13.10	14.64	16.97	59
45	0.00	2.90	3.82	4.55	5.16	5.73	6.30	6.83	7.46	8.31	9.50	10.83	12.43	14.07	15.72	18.60	60
46	0.00	3.20	4.12	4.91	5.58	6.21	6.83	7.39	8.03	8.96	10.24	11.67	13.36	15.08	16.91	20.44	61
47	0.00	3.53	4.41	5.26	6.00	6.70	7.39	7.96	8.66	9.65	11.06	12.59	14.36	16.17	18.21	22.41	62
48	0.00	3.70	4.61	5.51	6.32	7.08	7.87	8.56	9.40	10.49	12.17	13.83	15.69	17.60	19.62	24.51	63
49	0.00	3.85	4.79	5.73	6.63	7.48	8.35	9.19	10.19	11.42	13.36	15.23	17.20	19.10	21.09	26.79	64
50	0.00	3.98	4.95	5.94	6.93	7.86	8.86	9.87	11.06	12.44	14.70	16.81	18.80	20.68	22.63	29.27	65
51	0.00	4.08	5.10	6.13	7.24	8.27	9.41	10.62	12.01	13.56	16.20	18.50	20.49	22.38	24.25	31.96	66
52	0.00	4.16	5.20	6.30	7.55	8.69	9.99	11.40	13.03	14.79	17.81	20.31	22.33	24.20	25.99	34.91	67
53	0.00	4.49	5.65	6.85	8.19	9.41	10.82	12.35	14.10	16.06	19.29	22.05	24.20	25.99	28.84	38.12	68
54	0.00	4.83	6.14	7.47	8.91	10.20	11.73	13.40	15.24	17.39	20.85	23.90	25.99	28.84	31.98	41.60	69
55	0.00	5.21	6.66	8.13	9.70	11.08	12.75	14.50	16.41	18.81	22.53	25.91	28.84	31.83	35.44	45.33	70
56	0.00	5.63	7.23	8.86	10.54	12.03	13.81	15.64	17.65	20.32	24.34	28.08	31.62	34.84	39.20	49.27	71
57	0.00	6.08	7.86	9.65	11.50	13.04	14.93	16.88	18.98	21.96	26.28	30.43	34.47	38.08	43.24	53.45	72
58	0.00	6.44	8.58	10.49	12.55	13.97	15.91	17.97	20.17	23.27	27.69	31.90	36.10	39.95	45.56	57.95	73
59	0.00	6.83	9.38	11.38	13.67	14.91	16.92	19.09	21.44	24.62	29.12	33.31	37.69	41.78	47.95	62.84	74
60	0.00	7.23	10.23	12.33	14.89	15.93	17.98	20.31	22.76	26.02	30.53	34.64	39.19	45.61	50.42	68.19	75
61	0.00	7.63	11.16	13.32	15.93	17.62	19.09	21.56	24.12	27.42	31.88	35.88	40.65	45.46	53.00	74.01	76
62	0.00	8.04	12.15	14.38	17.62	18.11	20.25	22.87	25.50	28.80	33.17	37.07	42.09	47.33	55.66	80.33	77
63	0.00	8.90	13.16	15.85	18.11	20.19	22.67	25.49	28.51	31.64	36.11	40.29	45.83	51.98	60.26	87.12	78
64	0.00	9.83	14.23	17.47	20.19	22.49	25.34	28.35	31.64	34.81	39.31	43.89	49.92	57.08	65.19	94.37	79
65	0.00	10.86	15.40	19.25	22.49	25.00	28.23	31.44	34.81	38.57	43.89	47.67	54.37	62.61	70.42	102.03	80
66	0.00	11.98	16.66	21.18	25.00	27.96	31.36	34.81	38.57	43.89	46.67	51.86	59.17	68.59	75.94	110.47	81
67	0.00	13.23	18.01	23.28	27.96	30.65	34.81	38.57	43.89	46.04	50.86	56.37	64.32	74.99	82.01	119.29	82
68	0.00	14.44	19.62	25.31	30.32	33.23	37.74	41.86	46.04	49.98	55.16	61.06	69.54	81.20	88.56	128.73	83
69	0.00	15.73	21.33	27.46	32.87	36.03	40.95	45.42	49.98	54.20	59.75	66.03	75.30	87.68	95.56	138.99	84

No Cession Fee

Table 980.00

2

1/27/2003

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Male Smoker **Age Last Birthday**

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
70	0.00	17.09	23.14	29.76	35.66	39.09	44.46	49.31	54.20	58.70	64.59	71.48	81.31	94.62	103.18	150.03	85
71	0.00	18.55	25.08	32.28	38.69	42.43	48.24	53.48	58.70	63.47	69.94	77.19	87.75	102.16	111.38	161.84	86
72	0.00	20.11	27.20	35.02	42.01	46.05	52.34	57.92	63.47	68.73	75.51	83.30	94.73	110.28	120.14	174.38	87
73	0.00	21.80	29.51	38.01	45.59	49.95	56.68	62.62	68.73	74.21	81.49	89.93	102.25	118.95	129.45	187.52	88
74	0.00	23.66	32.05	41.26	49.45	54.10	61.29	67.80	74.22	80.08	88.00	97.08	110.30	128.18	139.20	200.97	89
75	0.00	25.69	34.78	44.75	53.55	58.49	66.35	73.22	80.08	86.47	94.98	104.72	118.85	137.83	149.19	215.62	90
76	0.00	29.74	40.97	53.01	64.61	71.63	81.86	90.55	103.29	107.32	118.58	144.93	176.29	210.14	239.31	230.60	91
77	0.00	32.11	44.20	57.18	69.69	77.25	88.29	97.67	111.33	115.50	127.37	155.29	188.32	223.84	254.20	245.88	92
78	0.00	34.73	47.76	61.70	75.13	83.29	95.21	105.24	119.79	124.03	136.40	165.77	200.40	237.50	269.00	261.47	93
79	0.00	37.55	51.54	66.51	80.93	89.67	102.50	113.22	128.61	132.83	145.63	176.41	212.58	251.20	283.80	277.35	94
80	0.00	40.54	55.56	71.58	87.03	96.36	110.11	121.47	137.69	141.83	155.01	187.16	224.83	264.95	298.61	293.55	95
81	0.00	43.81	60.01	77.34	94.02	104.07	118.63	131.50	147.48	151.44	167.96	204.89	247.57	294.42	314.78	310.02	96
82	0.00	47.33	64.84	83.54	101.53	112.11	128.44	140.84	157.46	164.03	183.84	225.61	275.07	310.33	331.10	326.75	97
83	0.00	51.10	70.02	90.20	109.34	121.35	137.53	150.34	170.52	179.52	202.38	250.61	289.89	326.36	347.56	343.75	98
84	0.00	55.20	75.59	97.12	118.34	129.92	146.77	162.79	186.61	197.60	224.78	264.08	304.82	342.53	364.14	361.01	99
85	0.00	59.57	81.38	105.09	126.68	138.64	158.90	178.12	205.37	219.44	236.83	277.63	319.87	358.84	380.83	378.54	100

No Cession Fee

Table 980.00

3

SCHEDULE F

PART 3 - FEMALE NONSMOKER	981.00

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Female Agg **Age Last Birthday**

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
0	0.00	0.31	0.28	0.25	0.22	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	35
1	0.00	0.27	0.24	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.39	36
2	0.00	0.24	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.39	0.43	37
3	0.00	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.38	0.42	0.45	38
4	0.00	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.38	0.42	0.45	0.47	39
5	0.00	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.38	0.42	0.45	0.46	0.48	40
6	0.00	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.38	0.42	0.45	0.46	0.47	0.49	41
7	0.00	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.38	0.42	0.45	0.46	0.47	0.48	0.49	42
8	0.00	0.18	0.20	0.21	0.24	0.27	0.32	0.35	0.38	0.42	0.44	0.46	0.47	0.48	0.49	0.49	43
9	0.00	0.20	0.21	0.23	0.26	0.31	0.35	0.38	0.42	0.44	0.46	0.47	0.48	0.49	0.49	0.49	44
10	0.00	0.21	0.23	0.26	0.31	0.34	0.38	0.42	0.44	0.46	0.47	0.48	0.49	0.49	0.49	0.49	45
11	0.00	0.23	0.26	0.31	0.34	0.38	0.42	0.44	0.46	0.47	0.48	0.49	0.49	0.49	0.49	0.49	46
12	0.00	0.26	0.31	0.33	0.37	0.41	0.44	0.46	0.47	0.48	0.49	0.49	0.49	0.49	0.50	0.49	47
13	0.00	0.30	0.33	0.35	0.39	0.41	0.44	0.46	0.48	0.48	0.49	0.49	0.49	0.49	0.50	0.50	48
14	0.00	0.32	0.35	0.37	0.39	0.42	0.44	0.46	0.48	0.48	0.49	0.49	0.49	0.50	0.50	0.51	49
15	0.00	0.33	0.36	0.37	0.39	0.42	0.44	0.44	0.48	0.49	0.49	0.49	0.50	0.50	0.52	0.53	50
16	0.00	0.34	0.36	0.37	0.39	0.41	0.42	0.43	0.48	0.49	0.49	0.50	0.50	0.52	0.53	0.56	51
17	0.00	0.34	0.36	0.37	0.38	0.39	0.40	0.41	0.48	0.49	0.50	0.50	0.52	0.53	0.57	0.59	52
18	0.00	0.34	0.37	0.37	0.38	0.39	0.40	0.41	0.47	0.48	0.50	0.51	0.53	0.56	0.60	0.63	53
19	0.00	0.34	0.37	0.37	0.38	0.39	0.40	0.42	0.46	0.47	0.51	0.53	0.56	0.60	0.64	0.69	54
20	0.00	0.34	0.36	0.37	0.38	0.39	0.41	0.42	0.45	0.47	0.53	0.56	0.60	0.64	0.70	0.75	55
21	0.00	0.33	0.35	0.36	0.38	0.39	0.41	0.43	0.45	0.48	0.56	0.60	0.64	0.70	0.76	0.83	56
22	0.00	0.32	0.34	0.36	0.38	0.39	0.42	0.44	0.45	0.49	0.60	0.64	0.70	0.76	0.84	0.91	57
23	0.00	0.32	0.35	0.37	0.39	0.41	0.44	0.45	0.49	0.54	0.64	0.70	0.76	0.84	0.93	1.01	58
24	0.00	0.33	0.35	0.38	0.41	0.43	0.45	0.49	0.54	0.59	0.70	0.76	0.84	0.93	1.03	1.13	59
25	0.00	0.33	0.36	0.40	0.43	0.45	0.49	0.54	0.59	0.63	0.76	0.84	0.93	1.03	1.14	1.27	60
26	0.00	0.33	0.38	0.41	0.45	0.49	0.54	0.59	0.63	0.69	0.84	0.93	1.03	1.14	1.28	1.43	61
27	0.00	0.33	0.39	0.44	0.49	0.54	0.59	0.63	0.66	0.76	0.93	1.03	1.14	1.28	1.43	1.59	62
28	0.00	0.34	0.40	0.47	0.52	0.59	0.63	0.66	0.74	0.85	1.03	1.14	1.28	1.43	1.59	1.75	63
29	0.00	0.35	0.43	0.48	0.56	0.63	0.66	0.74	0.85	0.96	1.14	1.28	1.43	1.59	1.75	1.91	64
30	0.00	0.37	0.45	0.53	0.61	0.66	0.74	0.85	0.96	1.07	1.28	1.43	1.59	1.75	1.91	2.08	65

No Cession Fee.

Table 157.00

1

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Female Agg   Age Last Birthday

Age	Policy Year 1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
31	0.00	0.39	0.48	0.58	0.66	0.74	0.85	0.96	1.07	1.18	1.43	1.59	1.75	1.91	2.08	2.26	66
32	0.00	0.42	0.52	0.63	0.74	0.85	0.96	1.07	1.18	1.30	1.58	1.74	1.91	2.08	2.27	2.44	67
33	0.00	0.45	0.55	0.68	0.80	0.92	1.06	1.18	1.30	1.45	1.72	1.88	2.06	2.26	2.44	2.63	68
34	0.00	0.47	0.59	0.72	0.86	1.01	1.16	1.30	1.45	1.61	1.86	2.04	2.22	2.44	2.63	2.84	69
35	0.00	0.50	0.61	0.77	0.94	1.12	1.29	1.45	1.61	1.77	2.02	2.19	2.38	2.62	2.84	3.07	70
36	0.00	0.54	0.66	0.84	1.02	1.23	1.41	1.59	1.77	1.94	2.17	2.35	2.56	2.83	3.07	3.32	71
37	0.00	0.58	0.71	0.91	1.12	1.33	1.53	1.72	1.93	2.12	2.32	2.52	2.73	3.06	3.32	3.61	72
38	0.00	0.64	0.79	1.02	1.24	1.46	1.66	1.87	2.07	2.27	2.48	2.69	2.93	3.28	3.57	3.92	73
39	0.00	0.71	0.88	1.13	1.35	1.58	1.79	2.02	2.22	2.44	2.65	2.88	3.13	3.53	3.84	4.28	74
40	0.00	0.79	0.98	1.24	1.47	1.73	1.93	2.16	2.38	2.60	2.85	3.10	3.37	3.81	4.15	4.67	75
41	0.00	0.87	1.07	1.35	1.59	1.87	2.07	2.32	2.55	2.80	3.05	3.33	3.63	4.13	4.47	5.09	76
42	0.00	0.95	1.16	1.47	1.72	2.01	2.23	2.48	2.73	3.00	3.28	3.59	3.91	4.46	4.83	5.54	77
43	0.00	1.01	1.26	1.55	1.81	2.11	2.35	2.63	2.91	3.22	3.52	3.87	4.22	4.83	5.23	6.05	78
44	0.00	1.08	1.34	1.62	1.92	2.20	2.48	2.80	3.11	3.44	3.79	4.18	4.55	5.22	5.66	6.58	79
45	0.00	1.14	1.42	1.70	2.01	2.32	2.63	2.98	3.32	3.69	4.08	4.49	4.91	5.65	6.14	7.15	80
46	0.00	1.21	1.51	1.78	2.12	2.43	2.79	3.17	3.55	3.96	4.39	4.84	5.30	6.09	6.62	7.76	81
47	0.00	1.27	1.60	1.86	2.24	2.56	2.96	3.39	3.80	4.25	4.72	5.21	5.71	6.57	7.14	8.40	82
48	0.00	1.33	1.67	1.95	2.36	2.72	3.16	3.64	4.05	4.53	5.03	5.55	6.07	6.98	7.57	9.09	83
49	0.00	1.40	1.75	2.06	2.49	2.89	3.39	3.91	4.32	4.84	5.37	5.91	6.45	7.38	8.01	9.83	84
50	0.00	1.45	1.83	2.16	2.62	3.09	3.62	4.19	4.61	5.15	5.70	6.27	6.84	7.82	8.46	10.65	85
51	0.00	1.53	1.93	2.27	2.77	3.28	3.86	4.50	4.91	5.47	6.05	6.64	7.24	8.27	8.96	11.55	86
52	0.00	1.60	2.02	2.39	2.91	3.49	4.12	4.83	5.21	5.79	6.40	7.02	7.66	8.75	9.49	12.54	87
53	0.00	1.68	2.14	2.57	3.12	3.74	4.40	5.12	5.56	6.17	6.82	7.50	8.22	9.43	10.26	13.62	88
54	0.00	1.78	2.27	2.75	3.36	4.01	4.69	5.42	5.92	6.57	7.26	8.02	8.83	10.16	11.10	14.82	89
55	0.00	1.87	2.40	2.96	3.60	4.28	4.98	5.73	6.31	6.98	7.75	8.58	9.49	10.97	12.05	16.20	90
56	0.00	1.96	2.55	3.17	3.84	4.56	5.29	6.05	6.71	7.43	8.27	9.19	10.19	11.87	13.13	17.79	91
57	0.00	2.06	2.69	3.39	4.10	4.85	5.61	6.38	7.15	7.91	8.83	9.85	10.98	12.88	14.37	19.63	92
58	0.00	2.22	2.90	3.64	4.38	5.15	5.95	6.77	7.60	8.42	9.56	10.65	11.87	13.92	15.54	21.77	93
59	0.00	2.40	3.12	3.90	4.67	5.47	6.31	7.20	8.08	8.96	10.38	11.55	12.88	15.11	16.89	24.26	94
60	0.00	2.58	3.36	4.17	4.98	5.81	6.71	7.64	8.59	9.55	11.31	12.60	14.05	16.48	18.44	27.16	95
61	0.00	2.77	3.61	4.46	5.30	6.18	7.13	8.13	9.15	10.22	12.38	13.80	15.39	18.06	20.21	30.49	96

No Cession Fee.

Table 157.00

2

No Cession Fee.

Table 157.00

3

No Cession Fee.

Table 156.00

1

No Cession Fee.

Table 156.00

2

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Male Agg **Age Last Birthday**

Age	Policy Year 1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
74	0.00	16.88	23.10	30.07	36.43	40.31	46.19	51.50	56.84	61.84	68.51	76.23	87.37	102.43	112.25	163.56	89
75	0.00	18.52	25.34	32.97	39.90	44.09	50.41	56.08	61.84	67.32	74.59	82.95	94.98	111.14	121.42	176.30	90
76	0.00	21.44	29.54	38.21	46.58	51.64	59.02	65.28	74.47	77.37	85.49	104.49	127.09	151.49	172.53	189.43	91
77	0.00	23.40	32.22	41.66	50.78	56.28	64.34	71.16	81.12	84.16	92.81	113.15	137.22	163.10	185.23	202.95	92
78	0.00	25.59	35.18	45.45	55.35	61.35	70.14	77.53	88.26	91.37	100.49	122.13	147.64	174.97	198.18	216.87	93
79	0.00	27.98	38.40	49.55	60.30	66.81	76.37	84.35	95.83	98.96	108.50	131.44	158.38	187.16	211.45	231.17	94
80	0.00	30.55	41.88	53.96	65.59	72.63	82.99	91.55	103.79	106.90	116.85	141.07	169.46	199.71	225.07	245.86	95
81	0.00	33.29	45.60	58.75	71.42	79.06	90.13	99.91	112.05	115.04	127.60	155.66	188.08	223.68	239.14	260.95	96
82	0.00	36.24	49.65	63.98	77.73	85.86	98.36	107.86	120.58	125.63	140.79	172.78	210.66	237.66	253.57	276.42	97
83	0.00	39.46	54.07	69.64	84.43	93.70	106.19	116.08	131.67	138.62	156.27	193.51	223.83	252.00	268.36	292.29	98
84	0.00	42.98	58.85	75.62	92.14	101.16	114.28	126.76	145.29	153.86	175.02	205.61	237.34	266.71	283.53	308.55	99
85	0.00	46.78	63.90	82.53	99.47	108.87	124.79	139.87	161.27	172.32	185.97	218.02	251.18	281.78	299.06	325.19	100

No Cession Fee.

Table 156.00

3

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Female Non-Smoker Age Last Birthday

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
0	0.00	0.31	0.28	0.25	0.22	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	35
1	0.00	0.27	0.24	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	36
2	0.00	0.24	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.37	37
3	0.00	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.36	0.38	38
4	0.00	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.36	0.38	0.40	39
5	0.00	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.36	0.38	0.39	0.41	40
6	0.00	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.36	0.38	0.39	0.40	0.42	41
7	0.00	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.36	0.38	0.39	0.40	0.41	0.41	42
8	0.00	0.18	0.20	0.21	0.24	0.27	0.32	0.31	0.34	0.36	0.37	0.39	0.40	0.41	0.41	0.41	43
9	0.00	0.20	0.21	0.23	0.26	0.31	0.31	0.34	0.36	0.37	0.39	0.40	0.41	0.41	0.41	0.41	44
10	0.00	0.21	0.23	0.26	0.31	0.30	0.34	0.36	0.37	0.39	0.40	0.41	0.41	0.41	0.41	0.40	45
11	0.00	0.23	0.26	0.31	0.30	0.34	0.36	0.37	0.39	0.40	0.41	0.41	0.41	0.41	0.40	0.40	46
12	0.00	0.26	0.31	0.29	0.33	0.35	0.37	0.39	0.40	0.41	0.41	0.41	0.41	0.40	0.41	0.40	47
13	0.00	0.30	0.28	0.31	0.34	0.35	0.37	0.39	0.41	0.40	0.41	0.41	0.40	0.40	0.40	0.40	48
14	0.00	0.28	0.31	0.33	0.34	0.35	0.37	0.38	0.40	0.40	0.41	0.40	0.40	0.40	0.40	0.40	49
15	0.00	0.29	0.32	0.32	0.34	0.35	0.37	0.36	0.40	0.41	0.40	0.40	0.40	0.40	0.41	0.41	50
16	0.00	0.30	0.31	0.32	0.34	0.34	0.35	0.35	0.40	0.40	0.40	0.40	0.40	0.41	0.41	0.42	51
17	0.00	0.30	0.31	0.32	0.32	0.33	0.34	0.34	0.39	0.40	0.40	0.40	0.41	0.41	0.43	0.44	52
18	0.00	0.30	0.32	0.32	0.32	0.33	0.33	0.34	0.38	0.39	0.40	0.40	0.41	0.42	0.45	0.47	53
19	0.00	0.29	0.32	0.31	0.32	0.33	0.33	0.34	0.36	0.37	0.40	0.41	0.42	0.45	0.47	0.50	54
20	0.00	0.29	0.31	0.31	0.32	0.32	0.34	0.34	0.35	0.37	0.41	0.42	0.45	0.47	0.51	0.55	55
21	0.00	0.27	0.29	0.30	0.31	0.32	0.33	0.34	0.35	0.37	0.42	0.45	0.47	0.51	0.56	0.60	56
22	0.00	0.26	0.28	0.30	0.31	0.32	0.34	0.34	0.34	0.37	0.45	0.47	0.51	0.56	0.61	0.65	57
23	0.00	0.26	0.29	0.30	0.32	0.33	0.34	0.34	0.37	0.40	0.47	0.51	0.56	0.61	0.67	0.73	58
24	0.00	0.27	0.29	0.31	0.33	0.34	0.34	0.37	0.40	0.44	0.51	0.56	0.61	0.67	0.74	0.80	59
25	0.00	0.26	0.29	0.32	0.34	0.34	0.37	0.40	0.44	0.47	0.56	0.61	0.67	0.74	0.81	0.89	60
26	0.00	0.26	0.31	0.32	0.34	0.37	0.40	0.44	0.47	0.50	0.61	0.67	0.74	0.81	0.90	1.01	61
27	0.00	0.27	0.31	0.34	0.37	0.40	0.44	0.47	0.48	0.55	0.67	0.74	0.81	0.90	1.01	1.11	62
28	0.00	0.27	0.31	0.35	0.39	0.44	0.47	0.48	0.54	0.61	0.74	0.81	0.90	1.01	1.11	1.21	63
29	0.00	0.27	0.33	0.36	0.41	0.47	0.48	0.54	0.61	0.68	0.81	0.90	1.01	1.11	1.21	1.32	64
30	0.00	0.28	0.34	0.39	0.45	0.48	0.54	0.61	0.68	0.76	0.90	1.01	1.11	1.21	1.32	1.43	65

No Cession Fee.

Table 981.00

1

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Female Non-Smoker **Age Last Birthday**

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
31	0.00	0.29	0.35	0.42	0.48	0.54	0.61	0.68	0.76	0.83	1.01	1.11	1.21	1.32	1.43	1.56	66
32	0.00	0.31	0.38	0.46	0.54	0.61	0.68	0.76	0.83	0.91	1.10	1.21	1.32	1.43	1.57	1.69	67
33	0.00	0.33	0.40	0.49	0.58	0.66	0.75	0.83	0.91	1.01	1.19	1.30	1.42	1.56	1.69	1.82	68
34	0.00	0.34	0.43	0.51	0.61	0.72	0.82	0.91	1.01	1.12	1.28	1.41	1.54	1.69	1.82	1.97	69
35	0.00	0.36	0.44	0.55	0.67	0.79	0.90	1.01	1.12	1.22	1.40	1.52	1.65	1.82	1.97	2.14	70
36	0.00	0.39	0.47	0.60	0.72	0.86	0.99	1.11	1.22	1.34	1.50	1.63	1.78	1.96	2.14	2.33	71
37	0.00	0.41	0.50	0.64	0.78	0.93	1.06	1.19	1.33	1.47	1.60	1.75	1.90	2.13	2.33	2.54	72
38	0.00	0.46	0.56	0.72	0.87	1.01	1.15	1.29	1.43	1.57	1.72	1.87	2.05	2.30	2.51	2.78	73
39	0.00	0.50	0.61	0.79	0.94	1.09	1.24	1.40	1.55	1.69	1.84	2.01	2.20	2.50	2.73	3.05	74
40	0.00	0.55	0.68	0.86	1.01	1.19	1.34	1.50	1.66	1.82	1.98	2.17	2.37	2.71	2.96	3.35	75
41	0.00	0.61	0.74	0.93	1.10	1.29	1.43	1.61	1.78	1.96	2.14	2.35	2.57	2.95	3.21	3.68	76
42	0.00	0.66	0.80	1.01	1.19	1.40	1.55	1.73	1.91	2.10	2.32	2.55	2.79	3.21	3.49	4.03	77
43	0.00	0.70	0.87	1.07	1.26	1.47	1.64	1.83	2.04	2.27	2.50	2.77	3.04	3.49	3.81	4.43	78
44	0.00	0.74	0.93	1.12	1.33	1.54	1.73	1.96	2.19	2.44	2.71	3.00	3.29	3.80	4.15	4.87	79
45	0.00	0.79	0.99	1.18	1.40	1.62	1.84	2.09	2.36	2.63	2.93	3.25	3.58	4.13	4.53	5.33	80
46	0.00	0.84	1.04	1.24	1.48	1.70	1.96	2.25	2.53	2.85	3.17	3.52	3.88	4.51	4.94	5.83	81
47	0.00	0.88	1.12	1.29	1.57	1.81	2.09	2.42	2.74	3.07	3.44	3.82	4.23	4.90	5.36	6.35	82
48	0.00	0.92	1.16	1.37	1.67	1.93	2.26	2.62	2.93	3.30	3.69	4.11	4.53	5.24	5.73	6.92	83
49	0.00	0.98	1.23	1.45	1.77	2.07	2.43	2.82	3.15	3.55	3.97	4.40	4.85	5.59	6.10	7.53	84
50	0.00	1.01	1.29	1.53	1.87	2.22	2.62	3.05	3.38	3.81	4.25	4.71	5.18	5.96	6.49	8.22	85
51	0.00	1.07	1.37	1.62	1.99	2.37	2.81	3.30	3.63	4.08	4.54	5.02	5.51	6.34	6.91	8.97	86
52	0.00	1.14	1.44	1.72	2.10	2.54	3.02	3.57	3.88	4.35	4.84	5.34	5.87	6.76	7.37	9.81	87
53	0.00	1.20	1.54	1.85	2.27	2.74	3.25	3.83	4.18	4.66	5.19	5.74	6.35	7.33	8.03	10.73	88
54	0.00	1.28	1.64	2.00	2.46	2.96	3.50	4.07	4.48	5.00	5.57	6.19	6.86	7.96	8.75	11.77	89
55	0.00	1.35	1.75	2.17	2.66	3.19	3.74	4.33	4.80	5.34	5.98	6.68	7.43	8.65	9.57	12.95	90
56	0.00	1.42	1.87	2.35	2.87	3.43	4.00	4.61	5.15	5.73	6.42	7.20	8.03	9.42	10.50	14.33	91
57	0.00	1.51	1.98	2.52	3.08	3.67	4.27	4.89	5.52	6.15	6.91	7.76	8.72	10.30	11.57	15.93	92
58	0.00	1.65	2.17	2.73	3.31	3.92	4.56	5.22	5.90	6.59	7.53	8.45	9.49	11.21	12.61	17.79	93
59	0.00	1.79	2.35	2.94	3.56	4.19	4.88	5.60	6.32	7.06	8.24	9.24	10.37	12.26	13.80	19.98	94
60	0.00	1.94	2.54	3.17	3.82	4.49	5.21	5.99	6.78	7.58	9.04	10.15	11.40	13.46	15.18	22.52	95
61	0.00	2.09	2.75	3.43	4.09	4.80	5.59	6.41	7.26	8.17	9.97	11.20	12.58	14.87	16.76	25.47	96

No Cession Fee.

Table 981.00

2

No Cession Fee.

Table 981.00

3

SCHEDULE F

PART 4 - FEMALE SMOKER	982.00

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Female Smoker   Age Last Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
0	0.00	0.31	0.28	0.25	0.22	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	35
1	0.00	0.27	0.24	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.51	36
2	0.00	0.24	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.51	0.57	37
3	0.00	0.21	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.50	0.55	0.60	38
4	0.00	0.20	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.50	0.55	0.60	0.62	39
5	0.00	0.19	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.50	0.55	0.60	0.61	0.66	40
6	0.00	0.17	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.50	0.55	0.60	0.61	0.64	0.68	41
7	0.00	0.18	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.50	0.55	0.60	0.61	0.64	0.66	0.68	42
8	0.00	0.18	0.20	0.21	0.24	0.27	0.32	0.47	0.50	0.55	0.59	0.61	0.64	0.66	0.68	0.69	43
9	0.00	0.20	0.21	0.23	0.26	0.31	0.47	0.50	0.55	0.59	0.61	0.64	0.66	0.68	0.69	0.70	44
10	0.00	0.21	0.23	0.26	0.31	0.45	0.50	0.55	0.59	0.61	0.64	0.66	0.68	0.69	0.70	0.71	45
11	0.00	0.23	0.26	0.31	0.45	0.50	0.55	0.59	0.61	0.64	0.66	0.68	0.69	0.70	0.71	0.71	46
12	0.00	0.26	0.31	0.44	0.48	0.54	0.59	0.61	0.64	0.66	0.68	0.69	0.70	0.71	0.73	0.72	47
13	0.00	0.30	0.43	0.47	0.51	0.55	0.59	0.61	0.66	0.67	0.69	0.70	0.71	0.71	0.74	0.74	48
14	0.00	0.41	0.47	0.49	0.52	0.56	0.60	0.62	0.67	0.68	0.70	0.71	0.71	0.74	0.74	0.77	49
15	0.00	0.44	0.47	0.49	0.52	0.57	0.60	0.61	0.68	0.70	0.71	0.71	0.74	0.74	0.79	0.82	50
16	0.00	0.46	0.48	0.50	0.53	0.56	0.58	0.60	0.69	0.71	0.71	0.74	0.74	0.79	0.82	0.88	51
17	0.00	0.46	0.48	0.50	0.52	0.54	0.56	0.58	0.69	0.71	0.74	0.74	0.79	0.82	0.89	0.93	52
18	0.00	0.47	0.50	0.51	0.53	0.55	0.57	0.59	0.69	0.71	0.74	0.77	0.82	0.88	0.95	1.01	53
19	0.00	0.47	0.51	0.51	0.53	0.55	0.57	0.61	0.67	0.71	0.77	0.82	0.88	0.95	1.03	1.12	54
20	0.00	0.47	0.50	0.52	0.54	0.56	0.59	0.61	0.66	0.72	0.82	0.88	0.95	1.03	1.14	1.24	55
21	0.00	0.45	0.49	0.51	0.55	0.57	0.60	0.63	0.67	0.74	0.88	0.95	1.03	1.14	1.25	1.37	56
22	0.00	0.45	0.48	0.52	0.55	0.57	0.62	0.66	0.69	0.77	0.95	1.03	1.14	1.25	1.38	1.52	57
23	0.00	0.45	0.50	0.54	0.57	0.61	0.66	0.69	0.77	0.86	1.03	1.14	1.25	1.38	1.55	1.69	58
24	0.00	0.47	0.51	0.56	0.61	0.64	0.69	0.77	0.86	0.94	1.14	1.25	1.38	1.55	1.72	1.91	59
25	0.00	0.47	0.53	0.60	0.64	0.69	0.77	0.86	0.94	1.03	1.25	1.38	1.55	1.72	1.93	2.16	60
26	0.00	0.47	0.57	0.61	0.69	0.77	0.86	0.94	1.03	1.13	1.38	1.55	1.72	1.93	2.17	2.44	61
27	0.00	0.49	0.59	0.67	0.77	0.86	0.94	1.03	1.08	1.26	1.55	1.72	1.93	2.17	2.44	2.72	62
28	0.00	0.52	0.61	0.73	0.83	0.94	1.03	1.08	1.23	1.41	1.72	1.93	2.17	2.44	2.72	3.00	63
29	0.00	0.54	0.67	0.77	0.90	1.03	1.08	1.23	1.41	1.60	1.93	2.17	2.44	2.72	3.00	3.29	64
30	0.00	0.59	0.71	0.86	1.00	1.08	1.23	1.41	1.60	1.80	2.17	2.44	2.72	3.00	3.29	3.59	65

No Cession Fee.

Table 982.00

1

1/27/2005

OPTIMUM RE INSURANCE COMPANY

Automatic YRT Rates

Annual Rates per $1000

Female Smoker Age Last Birthday

	Policy Year																
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Att. Age
31	0.00	0.62	0.78	0.94	1.08	1.23	1.41	1.60	1.80	2.00	2.44	2.72	3.00	3.29	3.59	3.89	66
32	0.00	0.67	0.85	1.03	1.23	1.41	1.60	1.80	2.00	2.22	2.70	2.99	3.29	3.59	3.91	4.19	67
33	0.00	0.73	0.90	1.12	1.33	1.54	1.78	2.00	2.22	2.48	2.95	3.24	3.57	3.89	4.19	4.52	68
34	0.00	0.77	0.97	1.19	1.44	1.70	1.96	2.22	2.48	2.77	3.20	3.52	3.83	4.19	4.52	4.86	69
35	0.00	0.83	1.01	1.29	1.58	1.89	2.20	2.48	2.77	3.04	3.48	3.78	4.10	4.50	4.86	5.24	70
36	0.00	0.89	1.10	1.41	1.73	2.09	2.42	2.73	3.04	3.35	3.73	4.05	4.39	4.84	5.24	5.65	71
37	0.00	0.96	1.19	1.55	1.90	2.27	2.62	2.96	3.32	3.65	3.98	4.33	4.68	5.23	5.65	6.11	72
38	0.00	1.08	1.34	1.74	2.11	2.50	2.85	3.23	3.58	3.90	4.26	4.60	5.01	5.59	6.04	6.60	73
39	0.00	1.19	1.51	1.94	2.32	2.73	3.10	3.47	3.82	4.18	4.54	4.92	5.33	5.98	6.46	7.15	74
40	0.00	1.35	1.67	2.12	2.53	2.99	3.33	3.71	4.09	4.46	4.86	5.27	5.70	6.41	6.93	7.75	75
41	0.00	1.49	1.83	2.33	2.75	3.22	3.57	3.98	4.37	4.79	5.19	5.63	6.10	6.90	7.43	8.39	76
42	0.00	1.63	2.00	2.53	2.96	3.45	3.83	4.25	4.67	5.11	5.56	6.03	6.53	7.41	7.96	9.08	77
43	0.00	1.75	2.17	2.67	3.12	3.62	4.03	4.50	4.95	5.45	5.93	6.46	7.01	7.96	8.57	9.83	78
44	0.00	1.86	2.31	2.78	3.29	3.77	4.25	4.77	5.25	5.78	6.34	6.94	7.50	8.55	9.22	10.61	79
45	0.00	1.97	2.45	2.92	3.44	3.96	4.48	5.04	5.59	6.17	6.78	7.41	8.04	9.18	9.90	11.41	80
46	0.00	2.08	2.59	3.04	3.62	4.13	4.72	5.33	5.94	6.57	7.24	7.92	8.62	9.82	10.57	12.29	81
47	0.00	2.19	2.74	3.17	3.82	4.33	4.97	5.66	6.31	7.01	7.73	8.47	9.21	10.48	11.32	13.21	82
48	0.00	2.28	2.86	3.32	3.99	4.56	5.28	6.03	6.68	7.42	8.18	8.95	9.69	11.05	11.91	14.18	83
49	0.00	2.38	2.98	3.48	4.19	4.83	5.62	6.44	7.08	7.87	8.65	9.43	10.23	11.61	12.49	15.22	84
50	0.00	2.47	3.10	3.63	4.39	5.13	5.97	6.87	7.50	8.30	9.10	9.93	10.76	12.21	13.10	16.36	85
51	0.00	2.58	3.24	3.79	4.60	5.42	6.32	7.33	7.91	8.73	9.58	10.45	11.30	12.80	13.76	17.60	86
52	0.00	2.69	3.37	3.97	4.80	5.72	6.70	7.78	8.31	9.18	10.06	10.96	11.86	13.44	14.45	18.94	87
53	0.00	2.81	3.55	4.24	5.12	6.08	7.09	8.18	8.82	9.70	10.64	11.61	12.62	14.37	15.49	20.39	88
54	0.00	2.95	3.74	4.51	5.46	6.46	7.49	8.59	9.32	10.25	11.25	12.32	13.44	15.35	16.63	22.01	89
55	0.00	3.08	3.93	4.81	5.80	6.83	7.89	9.01	9.84	10.80	11.90	13.08	14.33	16.43	17.89	23.83	90
56	0.00	3.21	4.14	5.11	6.14	7.22	8.32	9.45	10.40	11.41	12.60	13.88	15.27	17.61	19.32	25.94	91
57	0.00	3.34	4.33	5.40	6.50	7.62	8.75	9.88	10.99	12.06	13.33	14.75	16.30	18.95	20.95	28.35	92
58	0.00	3.58	4.64	5.76	6.89	8.04	9.22	10.40	11.57	12.72	14.32	15.81	17.46	20.30	22.44	31.13	93
59	0.00	3.83	4.95	6.13	7.29	8.46	9.70	10.97	12.21	13.42	15.41	16.99	18.78	21.82	24.15	34.35	94
60	0.00	4.08	5.28	6.50	7.70	8.93	10.21	11.54	12.87	14.18	16.64	18.37	20.30	23.56	26.11	38.07	95
61	0.00	4.36	5.63	6.91	8.15	9.42	10.77	12.18	13.58	15.04	18.04	19.93	22.01	25.57	28.33	42.29	96

No Cession Fee.

Table 982.00

2

No Cession Fee.

Table 982.00

3